UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.  )
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Filed by a Party other than the Registrant ☐
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☑	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

IFTH ACQUISITION CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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IFTH ACQUISITION CORP.
William J. Caragol
Chief Executive Officer, President and Acting Chief Financial Officer
•, 2009
Dear Stockholder:
You are cordially invited to attend the Annual Meeting of Stockholders of IFAQ Acquisition Corp., or the Company, which will be held on Monday, March 16, 2009, at 8:30 a.m., Eastern Standard Time, at our headquarters, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445.
The enclosed notice of meeting identifies each business proposal for your action. These proposals and the vote the board of directors recommends are:

Recommended
Proposal		Vote

1.
Election of two directors to hold office until the 2012 Annual Meeting of Stockholders and until their successors have been duly elected and qualified and ratification of the appointment of two directors;
FOR

2.	Approval of an amendment to the Company’s certificate of incorporation to change its name to Steel Vault Corporation;	FOR

3.	Approval and adoption of the Steel Vault Corporation 2009 Stock Incentive Plan;	FOR

4.	Ratification of the appointment of Eisner LLP as the Company’s independent registered public accounting firm for the year ending September 30, 2009; and	FOR

5.	To transact such other business as may properly come before the meeting or at any adjournment thereof.	FOR
A Notice of Annual Meeting, a form of proxy, and a Proxy Statement containing information about the matters to be acted on at the Annual Meeting are enclosed.
If you plan to attend the meeting, please mark the appropriate box on your proxy card to help the Company plan for the meeting. You will need an admission card to attend the meeting. If your shares are registered in your name, you are a stockholder of record. Your admission card is attached to your proxy card, and you will need to bring it with you to the meeting. If your shares are in the name of your broker or bank, your shares are held in street name. Ask your broker or bank for an admission card in the form of a legal proxy to bring with you to the meeting. If you do not receive the legal proxy in time, bring your brokerage statement with you to the meeting so that the Company can verify your ownership of the Company’s stock on the record date and admit you to the meeting. However, you will not be able to vote your shares at the meeting without a legal proxy.
Your vote is important regardless of the number of shares you own. The Company encourages you to vote by proxy so that your shares will be represented and voted at the meeting even if you cannot attend. All stockholders can vote by written proxy card. Many stockholders also can vote by proxy via a touch-tone telephone from the U.S. and Canada, using the toll-free number on your proxy card or via the Internet using the instructions on your proxy card. In addition, stockholders may vote in person at the meeting as described above.

Sincerely,
/s/ WILLIAM J. CARAGOL
WILLIAM J. CARAGOL
Chief Executive Officer, President and Acting Chief Financial Officer

IFTH ACQUISITION CORP.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MARCH 16, 2009
TO THE STOCKHOLDERS OF IFTH ACQUISITION CORP:
The 2009 Annual Meeting of Stockholders of IFTH Acquisition Corp., a Delaware corporation, or the Company, will be held at on Monday, March 16, 2009, at 8:30 a.m., Eastern Standard Time, at our headquarters, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445, for the following purposes:
1.	To elect two directors to hold office until the 2012 Annual Meeting of Stockholders and until their successors have been duly elected and qualified and ratify the appointment of two directors;

2.	To approve an amendment to the Company’s certificate of incorporation to change its name to Steel Vault Corporation;

3.	To approve and adopt the Steel Vault Corporation 2009 Stock Incentive Plan;

4.	To ratify the appointment of Eisner LLP as the Company’s independent registered public accounting firm for the year ended September 30, 2009; and

5.	To transact such other business as may properly come before the meeting and at any adjournment thereof.
The board of directors has fixed the close of business on •, 2009 as the record date for the determination of stockholders entitled to receive notice of the meeting and vote, or exercise voting rights through a voting trust, as the case may be, at the meeting and any adjournments or postponements of the meeting. The Company will make available a list of holders of record of the Company’s common stock as of the close of business on •, 2009 for inspection during normal business hours at the offices of the Company, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445 for ten business days prior to the meeting. This list will also be available at the meeting. Directions to be able to attend the stockholder meeting and vote in person are available by calling Allison Tomek, Vice President of Investor Relations and Corporate Communications, at (561) 805-8000.

By Order of the Board of Directors
/s/ WILLIAM J. CARAGOL
WILLIAM J. CARAGOL
Chief Executive Officer, President and Acting Chief Financial Officer

Delray Beach, Florida
•, 2009
EACH STOCKHOLDER IS URGED TO VOTE PROMPTLY BY SIGNING AND RETURNING THE ENCLOSED PROXY CARD, USING THE TELEPHONE VOTING SYSTEM, OR ACCESSING THE WORLD WIDE WEB SITE INDICATED ON YOUR PROXY CARD TO VOTE VIA THE INTERNET. IF A STOCKHOLDER DECIDES TO ATTEND THE MEETING, HE OR SHE MAY REVOKE THE PROXY AND VOTE THE SHARES IN PERSON.
Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on March 16, 2009

The proxy statement, proxy card and annual report to stockholders is available at: www.•.com

IFTH Acquisition Corp.
1690 South Congress Avenue, Suite 200
Delray Beach, Florida 33445
PROXY STATEMENT
FOR THE 2009 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON MARCH 16, 2009
The board of directors of IFTH Acquisition Corp., a Delaware corporation, or the Company, whose principal executive office is located at 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445, furnishes you with this Proxy Statement to solicit proxies on its behalf to be voted at our 2009 Annual Meeting of Stockholders, or the Annual Meeting. The Annual Meeting will be held at our headquarters, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445, on Monday, March 16, 2009, at 8:30 a.m., Eastern Standard Time, subject to adjournment or postponement thereof. The proxies also may be voted at any adjournments or postponements of the Annual Meeting. This proxy statement and the accompanying form of proxy are first being mailed our stockholders on or about •, 2009.
Voting and Revocability of Proxies
All properly executed written proxies and all properly completed proxies voted by telephone or via the Internet and delivered pursuant to this solicitation (and not revoked later) will be voted at the Annual Meeting in accordance with the instructions of the stockholder. Below is a list of the different votes stockholders may cast at the Annual Meeting pursuant to this solicitation.
In voting on the election of two directors to serve until the 2012 Annual Meeting of Stockholders and the ratification of the appointment of two directors, stockholders may vote in one of the three following ways:
1.	in favor of the nominees,

2.	withhold votes as to all the nominees, or

3.	withhold votes as to a specific nominee.
In voting on (i) the approval of an amendment to our certificate of incorporation to change our name to Steel Vault Corporation; (ii) the approval and adoption of the Steel Vault Corporation 2009 Stock Incentive Plan; and (iii) the ratification of the appointment of Eisner LLP as our independent registered public accounting firm for the year ending September 30, 2009, stockholders may vote in one of the following ways:
1.	in favor of the proposal,

2.	against the proposal, or

3.	abstain from voting on the proposal.
Stockholders should specify their choice for each matter on the enclosed form of proxy. If no specific instructions are given, proxies which are signed and returned will be voted in the following manner:
•	FOR the election and ratification of the directors as set forth herein;

•	FOR the approval of an amendment to our certificate of incorporation to change our name to Steel Vault Corporation;

•	FOR the approval and adoption of the Steel Vault Corporation 2009 Stock Incentive Plan; and

•	FOR the ratification of the appointment of Eisner LLP as our independent registered public accounting firm for the year ending September 30, 2009.
In addition, if other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters. A stockholder submitting a proxy has the power to revoke it at any time prior to its exercise by submitting a later dated and properly executed proxy (including by means of a telephone or Internet vote), by voting in person at the Annual Meeting or by submitting a written notice, bearing a later date than the proxy, to our proxy tabulator: Broadridge Financial Solutions, 51 Mercedes Way, Edgewood, New York 11717.

A quorum must be present at the Annual Meeting. According to our bylaws, the holders of a majority of the outstanding shares of each class of stock entitled to vote at the meeting, present in person or represented by proxy, will constitute a quorum. If you have returned valid proxy instructions or attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum, even if you wish to abstain from voting on some or all matters introduced at the Annual Meeting. Abstentions and “broker non-votes” (shares held by a broker, bank or other nominee that does not have authority, either express or discretionary, to vote on a particular matter) are counted for determining whether there is a quorum.
If a quorum is present at the Annual Meeting, the two nominees for director receiving the greatest number of votes (a plurality) will be elected. Abstentions and broker non-votes will not be considered in determining whether director nominees have received the requisite number of affirmative votes. For the amendment to our certificate of incorporation, approval will require the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon. For each of these proposals, abstentions and broker non-votes will have the effect of a vote “against” such proposal. For each of the remaining proposals, approval will require the affirmative vote of the holders of a majority in voting power of the shares present in person or by proxy and entitled to vote on the subject matter. For each of these proposals, abstentions will have the effect of a vote “against” such proposal, and broker non-votes, will have the effect of a vote neither for nor against such proposal.
The telephone and internet voting procedures are designed to authenticate stockholders’ identities, to allow stockholders to vote their shares and to confirm that their instructions have been properly recorded. Specific instructions to be followed by stockholders interested in voting via the telephone or the internet are set forth on the proxy card.
Record Date and Share Ownership
Under our bylaws, the record date can be no more than 60 and no less than 10 days before the Annual Meeting. Owners of record of our shares of common stock at the close of business on •, 2009, will be entitled to vote at the Annual Meeting or adjournments or postponements thereof. Each owner of record of our common stock on such date is entitled to one vote for each share of common stock so held.
As of the close of business on •, 2009, there were • shares of common stock outstanding entitled to vote at the Annual Meeting. A majority of the • shares must be present, in person or by proxy, to conduct business at the Annual Meeting.
For information regarding security ownership by management and by the beneficial owners of more than 5% of our common stock, see “Security Ownership of Certain Beneficial Owners and Management” below.
Expenses of Solicitation
We will bear the expense of solicitation of proxies. We have not retained a proxy solicitor to solicit proxies; however, we may choose to do so prior to the Annual Meeting. Proxies may also be solicited by certain of our directors, officers and other employees, without additional compensation, personally or by written communication, telephone or other electronic means. We are required to request brokers and nominees who hold stock in their name to furnish our proxy material to beneficial owners of the stock and will reimburse such brokers and nominees for their reasonable out-of-pocket expenses in so doing.

(Proposal 1)
ELECTION OF DIRECTORS
Proposal
Our board of directors currently consists of five directors. Our current board members and classifications are as follows:

Name	Positions with the Company
Scott R. Silverman	Chairman of the Board
Charles E. Baker, III	Director
William J. Caragol	Chief Executive Officer, President and Acting Chief Financial Officer
Michael E. Krawitz	Director
Kevin H. McLaughlin	Director
Our certificate of incorporation provides that our board of directors shall be divided into three classes, which each class consisting, as nearly as possible, of one-third of the total number of directors constituting our entire board. Our bylaws provide that our board of directors must consist of not less than three or more than ten members. Currently, our board of directors consists of five members with two members in two classes and one member in the other class. Directors for each class are elected at the annual meeting held in the year in which the term for their class expires. Messrs. Kevin H. McLaughlin and Charles E. Baker, III, are the members in the class whose term expires at the 2009 annual meeting.
Mr. Silverman is not up for election this year and will continue in office for the remainder of his term, which ends in 2011, or until his earlier death, resignation or removal.
On July 23, 2008 and December 3, 2008, our board of directors appointed Michael E. Krawitz and William J. Caragol, respectively, to the board of directors. On December 24, 2008, our board of directors appointed Messrs. McLaughlin and Baker to the board of directors. The board of directors assigned Messrs. McLaughlin and Baker to the class of directors with terms expiring in 2009, Mr. Caragol to the class of directors with terms expiring in 2010 and Mr. Krawitz to the class of directors with terms expiring in 2011.
You are being asked to vote on the election of Messrs. McLaughlin and Baker as members of our board of directors for a term expiring in 2012 and the ratification of the appointment of Messrs. Caragol and Krawitz as members of the board of directors with a term expiring in 2010 and 2011, respectively. In the event their appointments are not ratified, such directors will continue to serve as directors for their current terms; however, the nominating and governance committee of the board of directors will take such lack of ratification into account in determining the appropriateness of submitting these directors as candidates for re-election.
Each nominee and appointee has agreed to serve, and the board of directors does not contemplate that any of the appointees or nominees will be unable to serve. However, if any of the appointees or nominees becomes unable to serve before the meeting, your proxy card will be voted for a person that the board of directors nominates in such person’s place, unless you have withheld authority to vote for the nominee. As of January 27, 2009, we did not have any vacancies on the board of directors. Proxies may not be voted for a greater number of persons than those identified below.
The following is certain biographical information with respect to the members of our board of directors. Directors’ ages are as of January 27, 2009:
Scott R. Silverman (chairman) - continuing in office — term expiring 2011
Mr. Silverman, 44, was appointed our chairman of our board of directors in January of 2006. Mr. Silverman is a manager of Blue Moon Energy Partners LLC, or Blue Moon, and also controls a member of Blue Moon. Mr. Silverman served as the acting president of VeriChip Corporation, or VeriChip, from March 2007 through May 4, 2007, as its chief executive officer from December 5, 2006 through July 18, 2008, as chairman of its board of directors from March 2003 through July 18, 2008 and as a member of its board of directors from February 2002 through July 18, 2008. On November 12, 2008, he was again appointed to VeriChip’s board of directors, to serve as chairman. He also served as VeriChip’s chief executive officer from April 2003 to June 2004. He served as the chairman of the board of directors of Digital Angel Corporation (formerly known as Applied Digital Solutions, Inc.), or Digital Angel, from March 2003 through July 3, 2007, and served as chief executive officer of Digital Angel from March 2003 to December 5, 2006, and as acting president of Digital Angel from April 2005 to December 5, 2006. From March 2002 to March 2003, he served as Digital Angel’s president and as a member of its board of directors. From August 2001 to March 2002, he served as a special advisor to Digital Angel’s board of directors. From September 1999 to March 2002, Mr. Silverman operated his own private investment banking firm. From October 1996 to September 1999, he served in various capacities with Digital Angel, including positions related to business development, corporate development and legal affairs. Mr. Silverman is an attorney licensed to practice in New Jersey and Pennsylvania. Mr. Silverman graduated from the University of Pennsylvania with a bachelor of arts degree and received his law degree from Villanova University School of Law.

Charles E. Baker, III — standing for election at this meeting for a term expiring in 2012
Mr. Baker, 41, has served as a member of our board of directors since December 24, 2008. He is a 20 year media veteran, with over ten years in online advertising and media business. Prior to founding PaliMedia in southern California, a small ROI and Yield Management Consulting firm with a focus on optimizing B-to-B and B-to-C lead generation and transactional marketing plans, Mr. Baker held various positions at About.com, GetRelevant and TerraLycos in San Francisco. As vice president of business development at GetRelevant, a pioneering lead generation online ad network, Mr. Baker helped drive a 300% increase in revenues and engineer the successful sale of the company to TerraLycos in 2002. Prior to joining GetRelevant in 2000, he founded the San Francisco sales office for The Mining Company, which later went public and became About.com. Mr. Baker is an expert in search engine marketing, website and data analytics and ROI optimization. Mr. Baker earned his undergraduate degree from Denison University and his MBA from the Garvin School of Management (Thunderbird).
William J. Caragol — appointee to be ratified at this meeting for a term expiring in 2010
Mr. Caragol, 41, has served as our chief executive officer, president and a member of our board of directors since December 3, 2008 and as acting chief financial officer since October 24, 2008. Mr. Caragol served as acting chief executive officer from October 24, 2008 until December 3, 2008 when he was appointed chief executive officer. Mr. Caragol has served as acting chief financial officer of VeriChip since January 1, 2009, and previously served as president of VeriChip since May 2007, chief financial officer since August 2006, treasurer since December 2006, and secretary since March 2007. From July 2005 to August 2006, he served as the chief financial officer of Government Telecommunications, Inc. From December 2003 to June 2005, Mr. Caragol was the vice president of business development and chief financial officer of Millivision Technologies, a technology company focused on security applications. From August 2001 to December 2003, Mr. Caragol was a consulting partner with East Wind Partners LLP, a technology and telecommunications consulting company, in Washington, D.C. He is a member of the American Institute of Certified Public Accountants and graduated from the Washington & Lee University with a bachelor of science in Administration and Accounting.
Michael E. Krawitz — appointee to be ratified at this meeting for a term expiring in 2011
Mr. Krawitz, 39, has served as a member of our board of directors since July 23, 2008. Mr. Krawitz has also served as a member of the board of directors of VeriChip since November 13, 2008. Mr. Krawitz currently serves as the managing partner for Business Mediation Group, LLC, a mediation services firm. Mr. Krawitz served as the chief executive officer and president of Digital Angel from December 2006 to December 2007. Prior to that, during his time at Digital Angel, he served as assistant vice president and general counsel beginning in April 1999, and was appointed vice president and assistant secretary in December 1999, senior vice president in December 2000, secretary in March 2003, executive vice president in April 2003 and chief privacy officer in November 2004. From 1994 to April 1999, Mr. Krawitz was an attorney with Fried, Frank, Harris, Shriver & Jacobson in New York. Mr. Krawitz earned a bachelor of arts degree from Cornell University in 1991 and a juris doctorate from Harvard Law School in 1994.
Kevin H. McLaughlin — standing for election at this meeting for a term expiring in 2012
Mr. McLaughlin, 66, was appointed chief executive officer of VeriChip in November 2004 and served as a member of its board of directors from November 2005 until December 2007. Mr. McLaughlin previously served as chief operating officer of Digital Angel from April 2003 to April 2005 and as its president from May 2003 to April 2005. From April 2002 to March 2003, Mr. McLaughlin served as our chief executive officer, president and chief operating officer and from April 2002 to January 3, 2006, Mr. McLaughlin served as our secretary and a director, during part of which time he served as chairman. Mr. McLaughlin served as a director of Digital Angel’s majority-owned subsidiary from September 2003 to November 2005.

Vote Required
To approve this proposal, the affirmative vote of a plurality of the votes cast by the stockholders represented in person or represented by proxy at the Annual Meeting and entitled to vote is required for the approval of the election of directors and ratification of the appointment of directors. Unless a contrary choice is specified, proxies solicited by the board of directors will be voted FOR the approval of the election of directors and ratification of the appointment of directors.
Recommendation of the Board of Directors
Our board of directors recommends a vote FOR Charles E. Baker, III and Kevin H. McLaughlin to hold office until the 2012 Annual Meeting of Stockholders and until their successors are duly elected and qualified and FOR the ratification of the appointment of William J. Caragol and Michael E. Krawitz.

CORPORATE GOVERNANCE, BOARD OF DIRECTORS AND COMMITTEES
Board Composition
Our board of directors currently consists of five members: Messrs. Silverman, Baker, Caragol, Krawitz and McLaughlin. We are currently traded on the OTCBB. Accordingly, we are not required to and do not have a majority of independent directors. Our board of directors determined that Messrs. Baker and McLaughlin are the only current members of our board of directors that are independent under the standards of the Nasdaq Global Market. In addition, Jeffrey S. Cobb and Charles L. Doherty, who served on our board of directors until July 22, 2008, were determined independent and Jonathan F. McKeage and J. Robert Patterson, who served on our board of directors until July 2, 2008 and July 22, 2008, respectively, were found to not be independent under the standards of the Nasdaq Global Market during their respective terms of service. For transactions, relationships or arrangements that were considered by our board of directors in determining whether directors identified as independent are independent, please see the section “Certain Relationships and Related Transactions — Director and Officer Roles and Relationships with Our Subsidiaries.”
Committees and Meetings of the Board
Our board of directors held seven meetings during our fiscal year ended September 30, 2008, or fiscal 2008. During fiscal 2008, all directors attended 75% or more of the meetings of the Board of Directors and committees to which they were assigned. We encourage each member of our board of directors to attend our Annual Meeting of Stockholders. At our last Stockholders Meeting, two of our directors were present.
Our board of directors has the authority to appoint board committees to perform certain management and administrative functions. Our board of directors currently has an audit committee, a compensation committee, and a nominating and governance committee. The members of each committee are appointed annually by the board of directors.
Audit Committee
Our audit committee currently consists of Messrs. Krawitz and McLaughlin. Mr. Krawitz chairs the audit committee. The board of directors has determined that, in its judgment, Mr. Krawitz is not independent and Mr. McLaughlin is independent, under the standards of the Nasdaq Global Market and Rule 10A-3 of the Securities Exchange Act of 1934. We are currently traded on the OTCBB. Accordingly, we are not required to and do not have an “audit committee financial expert,” as defined by the SEC, and our audit committee is not composed of all independent directors. During fiscal 2008, our audit committee held one meeting. A copy of the current audit committee charter is included as Appendix A to this proxy statement.
The audit committee’s primary responsibilities are to assist the board of directors in undertaking and fulfilling its oversight responsibilities with regard to: (i) the integrity of our financial statements, (ii) compliance with legal and regulatory requirements, (iii) the qualifications and independence of our independent registered public accounting firm and (iv) the performance of our independent registered public accounting firm. The audit committee has the sole and direct responsibility for appointing, evaluating and retaining our independent auditors and for overseeing their work. All audit and non-audit services to be provided to us by our independent auditors must be approved in advance by our audit committee, other than de minimis non-audit services that may instead be approved in accordance with applicable rules of the Securities and Exchange Commission.
Compensation Committee
Our compensation committee currently consists of Messrs. Baker, McLaughlin, Krawitz and Silverman. Mr. Silverman chairs the compensation committee. During fiscal 2008, our compensation committee held one meeting. A copy of the current compensation committee charter is included as Appendix B to this proxy statement. The function of the compensation committee is to make recommendations to the board of directors concerning salaries, incentive compensation and benefit plans for our executives and employees.
The compensation committee has the authority to delegate any of its responsibilities to one or more subcommittees as the committee may from time to time deem appropriate and may ask members of management, employees, outside counsel, or others whose advice and counsel are relevant to the issues then being considered by the compensation committee to attend any meetings and to provide such pertinent information as the compensation committee may request. Our chief executive officer has historically played a significant role in the determination of compensation, and attended one meeting of the compensation committee during fiscal 2008. We expect that the compensation committee will continue to solicit input from our chief executive officer or president with respect to compensation decisions affecting other members of our senior management.

Nominating and Governance Committee
Our nominating and governance committee currently consists of Messrs. Baker and Krawitz. Mr. Baker chairs the nominating and governance committee. During fiscal 2008, the nominating and governance committee held no meetings. A copy of the current nominating and governance committee charter is included as Appendix C to this proxy statement.
The function of the nominating and governance committee is also to assist the board of directors in (i) identifying and evaluating potential director nominees, (ii) selecting, or recommending that the board of directors select, the director nominees for the next annual meeting of stockholders, (iii) overseeing the size and composition of the board of directors and its committees; and (iv) overseeing compliance rules, regulations and ethical standards for our directors, officers and employees, including corporate governance issues and practices.
Stockholder Nominations for Directors
The nominating and governance committee relies primarily on the recommendations from management and members of the board of directors to identify director nominees. However, the nominating and governance committee will consider suggestions from stockholders regarding possible director nominees. A candidate should possess the highest personal and professional ethics, integrity and values, and should possess a variety of skills derived from quality business experience.
For a stockholder to nominate a candidate for director, under our certificate of incorporation and bylaws, timely notice of the nomination must be received by us in advance of the meeting. To be timely, we must receive such notice not less than sixty days and no more than ninety days prior to the first anniversary of the preceding year’s annual meeting of stockholders. However, if less than one hundred days’ notice or prior public disclosure of the date of the meeting of stockholders is given or made to stockholders, to be timely, notice of a nomination delivered by such stockholder must be received by our secretary not later than the close of business on the tenth day following the day on which notice of the date of the annual meeting was mailed or public disclosure was made to the stockholders.
The stockholder filing the notice of nomination must describe various matters regarding the nominee, including such information as (a) the name and address of the stockholder who intends to make the nomination and of the person or person to be nominated, (b) a representation that the stockholder is a holder of record of stock of the Company entitled to vote at such meeting and intends to appear in person or by proxy at the meeting to nominate the person or persons specified in the notice, (c) a description of all arrangements or understandings between the stockholder and each nominee and any other person or persons (naming such person or persons) relating to the nomination or nominations, (d) the class and number of shares of the Company that are beneficially owned by any such stockholder and the person to be nominated as of the date of such stockholder’s notice and by any other stockholders known by such stockholder to be supporting such nominees as of the date of such stockholder’s notice, and (e) such other information regarding each nominee proposed by such stockholder as would be required to be included in a proxy statement filed pursuant to the proxy rules of the SEC, and (f) the consent of each nominee to serve as a director of the Company if so elected.
Notice must be given to our corporate secretary, whose address is 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445. We will send a copy of our bylaws to any stockholder, without charge, upon written request.
Stockholder Communications
Our board of directors believes that it is important for us to have a process whereby our stockholders may send communications to the board of directors. Accordingly, stockholders who wish to communicate with the board of directors or a particular director may do so by sending a communication in writing, whether by letter, facsimile, or email addressed to the chairman of the board of directors. Our address is 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445 and our facsimile number is 561-805-8001. For administrative efficiency, all such communications should be addressed to the chairman of the board of directors, rather than any other members of the board of directors, and should contain the stockholder’s contact information, including the stockholder’s address and telephone number.

EXECUTIVE OFFICERS
Our executive officer, his age and his positions, as of January 27, 2009, are set forth below:

Name	Age	Position
William J. Caragol	41	Chief Executive Officer, President, Acting Chief Financial Officer and Director
A summary of the background and business experience of our executive officer is found on page • above.
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information known to us regarding beneficial ownership of shares of our common stock as of January 27, 2009 by:
•	each of our directors;
•	each of our named executive officers;
•	all of our executive officers and directors as a group; and
•	each person, each person, or group of affiliated persons, known to us to be the beneficial owner of more than 5% of our outstanding shares of common stock.
Beneficial ownership is determined in accordance with the rules and regulations of the SEC and includes voting and investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to options or warrants held by that person that are currently exercisable or exercisable within 60 days of January 27, 2009 are deemed outstanding. Such shares, however, are not deemed outstanding for purposes of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 8,346,398 shares of our common stock outstanding as of January 27, 2009. Unless otherwise noted below, the address of the persons and entities listed in the table is c/o IFTH Acquisition Corp., 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445.

	Number of
	Shares	Percent of
	Beneficially	Outstanding
	Owned(1)	Shares
Name and Address of Beneficial Owner	(#)	(%)
Five percent stockholders:
R & R Consulting Partners, LLC and Scott R. Silverman(2)	4,120,000	46.8%
William J. Caragol(3)	3,370,000	40.4%
Blue Moon Energy Partners, LLC	2,570,000	30.8%
Jerome C. Artigliere(4) 48 Stumpfield Road Kensington, New Hampshire 03833	500,000	5.7%
Kevin H. McLaughlin(5)	525,000	6.0%
Michael E. Krawitz(6)	450,000	5.1%
Named Executive Officers and Directors:
Charles E. Baker, III(7)	100,000	1.2
William J. Caragol(3)	3,370,000	40.4%
Michael J. Feder(8)	—	*
Michael E. Krawitz(6)	450,000	5.1%
Jonathan F. McKeage(9)	120,000	1.4%
Kevin H. McLaughlin(5)	525,000	6.0%
J. Robert Patterson(10)	300,000	3.5%
Scott R. Silverman(2)	4,120,000	46.8%
Executive Officer and Directors as a group (5 persons)(11)	5,995,000	62.0%

*	Less than 1%

(1)	In determining the number and percentage of shares beneficially owned by each person, shares that may be acquired by such person pursuant to options exercisable within 60 days after January 27, 2009, are deemed outstanding for purposes of determining the total number of outstanding shares for such person, but are not deemed outstanding for such purposes with respect to all other stockholders.

(2)	Includes 2,570,000 shares directly owned by Blue Moon of which Mr. Silverman is a manager and controls a member of Blue Moon, R & R Consulting Partners, LLC, and 450,000 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of January 27, 2009.

(3)	Includes 2,570,000 shares directly owned by Blue Moon, of which Mr. Caragol is a manager and member.

(4)	Includes 500,000 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of January 27, 2009.

(5)	Includes 425,000 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of January 27, 2009, over which Mr. McLaughlin has sole voting and dispositive power, and 100,000 shares of restricted stock which vest on January 1, 2010.

(6)	Includes 450,000 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of January 27, 2009.

(7)	Consists of restricted stock, which vests on January 1, 2010.

(8)	Mr. Feder, our former acting interim chief financial officer, ceased being a named executive officer on October 24, 2008.

(9)	Mr. McKeage, our former chief executive officer, ceased being a named executive officer on July 2, 2008. The information included in the table is based solely on the Form 4 filed with the SEC on January 24, 2008 by Mr. McKeage.

(10)	Mr. Patterson, our former vice president, chief financial officer and treasurer, ceased being a named executive officer on March 21, 2008, and ceased being a director on July 22, 2008. Includes 300,000 shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of January 27, 2009.

(11)	All securities represent shares of our common stock and shares of our common stock issuable upon the exercise of stock options that are currently exercisable or exercisable within 60 days of January 27, 2009 by our current directors and executive officer.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
The primary goals of the compensation committee of our board of directors with respect to executive compensation are to attract and retain the most talented and dedicated executives possible, to tie annual and long-term cash and stock incentives to achievement of specified performance objectives, and to align executives’ incentives with stockholder value creation. To achieve these goals, the compensation committee intends to implement and maintain compensation plans that tie a substantial portion of executives’ overall compensation to key strategic goals, as measured by metrics such as revenue and net market change. In the past, the compensation committee has evaluated individual executive performance with a goal of setting compensation at levels the committee believes are comparable with executives in other companies of similar size and stage of development operating in the information technology industry while taking into account our relative performance and our own strategic goals.
We have not retained a compensation consultant to review our policies and procedures with respect to executive compensation. It is our practice to conduct an annual benchmark review of the aggregate level of our executive compensation, as well as the mix of elements used to compensate our executive officers. In the past, we have benchmarked our executive compensation against the median updated compensation paid by other companies in the information technology industry generating less than $100 million in annual revenue. In the future, we plan to benchmark our executive compensation against the compensation paid by other companies in the financial service and products industry of a similar size.
Executive Officers
Our named executive officers for fiscal 2008, were Mr. McKeage, who is our former chief executive officer and president, Mr. Feder, who is our former acting interim chief financial officer, and Mr. Patterson, who is our former vice president, chief financial officer and treasurer. On October 24, 2008, our board of directors appointed Mr. Caragol as acting chief executive officer and acting chief financial officer. In connection with this appointment, Mr. Caragol received 1,000,000 shares of our common stock, 500,000 of which were restricted, for services to be rendered to us, and in lieu of salary compensation, through all of 2009. The shares issued will be compensation expenses in the period earned. In addition, on December 3, 2008, Mr. Caragol, was appointed as chief executive officer, president, acting chief financial officer and director.
Elements of Compensation
Our compensation program for executive officers has historically consisted of a fixed base salary, performance-related incentive awards and long-term incentive compensation in the form of stock-based compensation awards. However, in lieu of salary through 2009, on October 24, 2008 when Mr. Caragol was appointed acting chief executive officer and acting chief financial officer, he received one million shares of our common stock, half of which was restricted until he became an officer on December 3, 2008. The shares issued will be compensation expenses in the period earned. All three components of the executive officers’ compensation plan are reviewed annually and incentives, based on the performance of the business, may be established at the beginning of each fiscal year. In addition, our executives are able to participate in various benefit plans generally available to our other full-time employees.
Executive compensation consists of following elements:
Base Salary. Base salaries for our executives are established based on the scope of their responsibilities, taking into account competitive market compensation paid by other companies for similar positions. Generally, we believe that executive base salaries should be targeted near the median of the range of salaries for executives in similar positions with similar responsibilities at comparable companies, in line with our compensation philosophy. Base salaries are reviewed annually, and adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. For fiscal 2008, this review occurred in the first quarter.

Annual Incentive Compensation. The compensation committee has the authority to award discretionary annual bonuses and to set annual incentive plans for our executive officers. The annual incentive bonuses are intended to compensate officers for achieving financial and operational goals and for achieving individual annual performance objectives. These objectives vary depending on the individual executive, but relate generally to financial factors such as raising capital, improving our results of operations and increasing the price per share of our capital stock.
Any discretionary annual bonuses are paid in cash or equity awards in an amount reviewed and approved by the compensation committee and ordinarily is paid in a single installment in the first quarter following the completion of a given fiscal or calendar year. For the 2008 fiscal and calendar years, we do not plan to pay any incentive compensation, as we did not have any material operating activity during that time.
Equity Compensation. We believe that long-term performance is achieved through an ownership culture that encourages such performance by our executive officers through the use of stock and stock-based awards. The compensation committee believes that the use of stock and stock-based awards offers the best approach to achieving our compensation goals. We have not adopted stock ownership guidelines, and our stock compensation plans have provided the principal method for our executive officers to acquire equity or equity-linked interests in our company. We believe that the annual aggregate value of these awards should be set near competitive median levels for comparable companies.
Our executive officers are eligible to participate in our 2001 Flexible Stock Plan. The purpose of the 2001 Flexible Stock Plan is to attract, retain, motivate and reward employees and other individuals and to encourage ownership by employees and other individuals of our common stock. The board of directors may terminate the 2001 Flexible Stock Plan at any time. There were 1,595,000 stock option awards granted under this plan during fiscal 2008, and, as of September 30, 2008, 4,745,000 awards had been granted and remained outstanding under the 2001 Flexible Stock Plan. The 2001 Flexible Stock Plan initially had 2,500,000 shares of common stock reserved for issuance. This number is subject to an annual increase of 25% of the number of outstanding shares of common stock as of January 1 of each year, but may not exceed 10,000,000 in the aggregate. As of September 30, 2008, there were 5,205,000 shares of common stock available for future issuance under the 2001 Flexible Stock Plan. These shares may be issued in the form of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, performance shares, cash awards, or other stock based awards. On October 24, 2008, we granted one million shares of common stock to each of Messrs. Caragol and Silverman, half of which were restricted, under the 2001 Flexible Stock Plan.
Our 1998 Stock Option Plan authorized us to grant options to purchase shares of common stock and stock appreciation rights to our employees, directors and consultants. Our compensation committee was the administrator of the 1998 Stock Option Plan. The 1998 Stock Option Plan terminated in February 2008, and no stock awards or options were granted, or are outstanding, under the 1998 Stock Option Plan.
Stock option grants are made at the commencement of employment, as incentive compensation, following a significant change in job responsibilities or to meet other special retention or performance objectives. The compensation committee reviews and approves stock option awards to executive officers based upon a review of competitive compensation data, its assessment of individual performance, a review of each executive’s existing long-term incentives, and retention considerations. Periodic stock option grants are made at the discretion of the compensation committee to eligible employees and, in appropriate circumstances, the compensation committee considers the recommendations of members of management, such as Mr. Caragol. In fiscal 2008, the only named executive officer that received options were Mr. Feder and Mr. Patterson, who were granted 100,000 and 50,000 stock options, respectively. Stock options granted by us have an exercise price equal to the fair market value of our common stock on the day of grant, typically vest 100% one to three years from the date of grant, and generally expire ten years after the date of grant. Incentive stock options also include certain other terms necessary to assure compliance with the Internal Revenue Code of 1986, as amended.
Our compensation committee has and may in the future elect to make grants of stock to our executive officers. In January 2006, we granted 100,000 shares of restricted stock to Mr. McKeage, half of which vested January 17, 2007 and the other half of which vested January 17, 2008, and in January of 2008, we granted 50,000 shares of stock to Mr. McKeage. In October 2008, in lieu of salary through 2009, we granted one million shares of stock to Mr. Caragol, half of which was restricted and vested on December 3, 2008 when he was appointed chief executive officer, president and director. We have also granted stock to Mr. Silverman, the chairman of our board. In January 2006, we granted 100,000 shares of restricted stock to Mr. Silverman, half of which vested January 17, 2007 and the other half of which vested January 17, 2008. In October 2008, in lieu of compensation through 2009, we granted one million shares of stock to Mr. Silverman, half of which was restricted and vested upon the completion of the acquisition of NCRC in December 2008. Our decision to pay stock in lieu of salary compensation reflects our desire to align the interest of our executive officer and chairman of the board with the interests of our stockholders.

Other Compensation. Our executive officers are currently not parties to written employment agreements. The compensation committee may determine in its discretion that revisions to our practice of not extending employment agreements to our executive officers is advisable. We intend to continue to maintain our current benefits for our executive officers; however, the compensation committee in its discretion may revise, amend or add to the officer’s executive benefits if it deems it advisable. We believe these benefits are currently lower than median competitive levels for comparable companies. In the past, executive officers have received certain perquisites, such as car allowance. However, our compensation committee has not yet set the level of perquisites for Mr. Caragol, our only current executive officer.
Summary Compensation Table
The following table sets forth information regarding compensation earned in or with respect to our fiscal years ended September 30, 2008, 2007 and 2006, which we refer to as fiscal 2008, 2007 and 2006, respectively, by:
•	each person who served as our chief executive officer in fiscal 2008; and

•	each person who served as our chief financial officer in fiscal 2008.
We refer to these officers collectively as our named executive officers. We had no other executive officers in fiscal 2008.
2008 Summary Compensation Table

					Stock		Option		All Other
Name and		Salary		Bonus	Awards		Awards		Compensation		Total
Principal Position	Year	($)		($)	($)(1)		($)(1)		($)		($)
Jonathan F. McKeage Former President and Chief Executive Officer	2008	$54,976		—	$6,250	(3)	—		$4,500	(2)	$65,726
	2007	$157,500		—	$25,000	(3)	—		$9,000	(2)	$166,500
	2006	$103,846		—	$18,750	(3)	—		$6,320	(2)	$160,166

Michael J. Feder Former Acting Interim Chief Financial Officer	2008	—		—	—		$2,738	(4)	—		$2,738
	2007	—		—	—		—		—		—
	2006	—		—	—		—		—		—

J. Robert Patterson Former Vice President, Chief Financial Officer and Treasurer	2008	$152,404	(5)	—	—		$7,458	(6)	$4,500	(2)	$164,362
	2007	$150,000		—	—		—		$9,000		$159,000
	2006	$132,500		—	—		—		$9,000		$141,500

(1)	Reflects the dollar amount recognized for financial statement reporting purposes with respect to the fiscal year in accordance with FAS 123R.

(2)	Consists of an automobile allowance paid to the executive officers in equal monthly amounts.

(3)	Includes 100,000 shares of restricted stock, which fully vested on January 17, 2008.

(4)	Includes 100,000 stock options which may vest on July 25, 2009.

(5)	Includes $54,808 consisting of three months salary and accrued vacation pay in connection with Mr. Patterson’s resignation as an executive officer of the Company effective March 21, 2008.

(6)	Includes 50,000 stock options that vested immediately upon the July 25, 2008 grant date.

2008 Grants of Plan-Based Awards
Set forth in the table below is information regarding stock awards and option awards granted by the compensation committee of our board of directors to our named executive officers in fiscal 2008, reflected on an individual grant basis. These represent all of the grants of awards by us to our named executive officers under any plan during or with respect to fiscal 2008.
2008 Grants of Plan-Based Awards

All Other
			Option		Grant
			Awards:	Exercise	Date Fair
		Date of Board	Number of	or Base	Value of
		or	Securities	Price of	Stock and
		Compensation	Underlying	Option	Option
	Grant	Committee	Options	Awards	Awards
Name	Date	Action	(#)	($/Sh)	($)
Jonathan F. McKeage	—	—	—	—	—

Michael J. Feder	07/25/2008	07/25/2008	100,000	$0.21	$14,917	(1)

J. Robert Patterson	07/25/2008	07/25/2008	50,000	$0.21	$7,458	(1)

(1)	The grant date fair value of the equity award was determined under the Black Scholes pricing model in accordance with FAS 123R.
Narrative Disclosure to Summary Compensation Table and Grants of Plan-Based Awards Table
None of the named executive officers currently remain with the Company. See the disclosure found above in “Compensation Discussion and Analysis” for information regarding compensation policies and practices with regards to named executive officers.

Outstanding Equity Awards as of September 30, 2008
The following table provides information as of September 30, 2008 regarding unexercised stock options and restricted stock awards outstanding to each of our named executive officers.
Outstanding Equity Awards as of September 30, 2008

	Option Awards
				Equity
				Incentive
				Plan
				Awards:
	Number of			Number of
	Securities	Number of		Securities
	Underlying	Securities		Underlying
	Unexercised	Underlying		Unexercised	Option
	Options	Unexercised		Unearned	Exercise	Option
	(#)	Options(#)		Options	Price	Expiration
Name	Exercisable	Unexercisable		(#)	($)	Date
Jonathan F. McKeage	—	—		—	—	—

Michael J. Feder	—	100,000	(1)	—	$0.21	07/25/2018

J. Robert Patterson	100,000	—		—	$0.28	06/28/2010
	100,000	—		—	$0.34	03/23/2012
	50,000	—		—	$0.41	09/26/2013
	50,000	—		—	$0.21	07/25/2018

(1)	The option may fully vest on July 25, 2009.
2008 Option Exercises and Stock Vested
The following table sets forth information regarding the exercise of stock options and the vesting of restricted stock during fiscal 2008.

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized on	Acquired on	Value Realized on
	Exercise	Exercise	Vesting	Vesting
Name(1)	(#)	($)	(#)	($)
Jonathan F. McKeage	—	—	50,000	$13,000	(2)

(1)	None of our other named executive officers exercised stock options or had restricted stock vest during fiscal 2008.

(2)	Represents the aggregate dollar amount realized upon vesting by multiplying the number of shares of stock by the market value of the underlying shares on the vesting date of January 17, 2008, or $0.26.
Pension Benefits
None of our named executive officers are covered by a pension plan or other similar benefit plan that provides for payments or other benefits at, following, or in connection with retirement.
Nonqualified Deferred Compensation
None of our named executive officers are covered by a defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Potential Payments Upon Termination or Change in Control
The amount of compensation paid to each named executive officer, if any, upon his separation from the Company is presented below.
Payments Made Upon Termination
Regardless of the manner in which a named executive officer’s employment terminates, he is entitled to receive amounts earned during his term of employment. Such amounts include:
•	Any non-equity incentive compensation;
•	All vested shares awarded under our 2001 Flexible Stock Plan and 1998 Stock Option Plan;
•	Any vested company contributions contributed under our former 401(k) plan; and
•	Any unused vacation pay.
Payments Made Upon Retirement
In the event of the retirement of a named executive officer, in addition to the items identified above, he is entitled to other amounts such as:
•	The executive officer will continue to vest in all outstanding options or other stock-based compensation award and retain such options for the remainder of the outstanding term.
•	While not defined, the board of directors or a committee thereof may grant the retiring named executive officer with other compensation that may vary depending upon position held, length of service and other factors.
Payments Made Upon Death or Disability
In the event of the death or disability of a named executive officer, in addition to the benefits listed under the headings “Payments Made Upon Termination” and “Payments Made Upon Retirement” above, the named executive officer will receive benefits under the Company’s disability plan or payments under the Company’s life insurance plan, as appropriate.
Payments Made Upon a Change in Control
In the event of a change in control of the Company, the board of directors or a committee thereof may provide for accelerated vesting or termination of any outstanding stock options issued under the 1998 Stock Option Plan in exchange for a cash payment, or the issuance of substitute awards to substantially preserve the terms of any option awards previously granted under the 1998 Stock Option Plan. Additionally, the named executive officer would be entitled to the standard severance amount, as outlined in the Company’s employee handbook, of one week’s salary per full year of service. The board of directors or a committee thereof may grant the named executive officer with additional compensation that may vary depending upon position held, length of service and other factors.
Jonathan F. McKeage
In connection with his resignation from the Company on July 2, 2008, Mr. McKeage received nil.
Michael J. Feder
In connection with his resignation from the Company on October 24, 2008, Mr. Feder received nil.
J. Robert Patterson
In connection with his resignation from the Company on March 21, 2008, Mr. Patterson received $54,808, which consists of three months salary and accrued vacation pay.

Director Compensation
The following table provides compensation information for persons serving as members of our board of directors during fiscal 2008.
2008 Director Compensation

							Change in
							Pension Value
	Fees						and
	Earned					Non-Equity	Nonqualified
	or Paid	Stock		Option		Incentive Plan	Deferred	All Other
	in Cash	Awards		Awards		Compensation	Compensation	Compensation	Total
Name	($)	($)(1)		($)(1)		($)	Earnings	($)	($)
Jeffrey S. Cobb(2)	$550	—		$10,196	(3)	—	—	—	$10,746
Charles L. Doherty(2)	$550	—		$7,458	(4)	—	—	—	$8,008
Michael E. Krawitz(5)	—	—		$5,746	(6)	—	—	—	$5,746
Kay E. Langsford(7)	—	—		$2,738	(8)	—	—	—	$2,738
Scott R. Silverman(9)	—	$6,250	(10)	$13,691	(11)	—	—	—	$13,691

(1)	The dollar amount of this award reflected in the table represents the amount recognized in fiscal 2008 for financial statement reporting purposes in accordance with FAS 123R.

(2)	Messrs. Cobb and Doherty resigned from our board of directors effective July 22, 2008. As of September 30, 2008, Messrs. Cobb and Doherty held option awards to purchase 387,500 and 487,500 shares of our common stock, respectively.

(3)	On July 25, 2008, Mr. Cobb received 150,000 stock options, 50,000 of which vested immediately upon the July 25, 2008 grant date, and have a grant date fair value computed in accordance with FAS123R of $7,458, and 100,000 of which will vest on July 25, 2009 and have a grant date fair value computed in accordance with FAS 123R of $14,916.

(4)	On July 25, 2008, Mr. Doherty received 50,000 stock options that vested immediately upon the July 25, 2008 grant date and have a grant date fair value computed in accordance with FAS123R of $7,458.

(5)	Mr. Krawitz was appointed to our board of directors effective July 23, 2008. As of September 30, 2008, Mr. Krawitz held option awards to purchase 650,000 shares of our common stock.

(6)	On July 25, 2008, Mr. Krawitz received 200,000 stock options that will vest on July 25, 2009 and have a grant date fair value computed in accordance with FAS123R of $29,833.

(7)	Ms. Langsford was appointed to our board of directors effective July 23, 2008 and resigned effective December 3, 2008. As of September 30, 2008, Ms. Langsford held option awards to purchase 100,000 shares of our common stock.

(8)	On July 25, 2008, Ms. Langsford received 100,000 stock options that will vest on July 25, 2009 and have a grant date fair value computed in accordance with FAS123R of $14,916.

(9)	Mr. Silverman was appointed chairman of our board of directors in January 2006. As of September 30, 2008, Mr. Silverman held 100,000 shares of our common stock and option awards to purchase 950,000 shares of our common stock.

(10)	On January 17, 2006, Mr. Silverman received 100,000 shares of restricted stock, which fully vested on January 17, 2008 and has a grant date fair value computed in accordance with FAS123R of $50,000.

(11)	On July 25, 2008, Mr. Silverman received 500,000 stock options that will vest on July 25, 2009 and have a grant date fair value computed in accordance with FAS123R of $74,584.
Board members may receive cash or equity compensation, usually in the form of stock or stock options, in consideration for their services.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Certain Relationships and Related Transactions
Since the beginning of our fiscal year ended September 30, 2007, we have had the following related party transactions:
Transactions with Digital Angel and Affiliates
On June 27, 2003, we loaned $1,000,000 to Digital Angel, our former majority shareholder. Under the terms of the loan, interest, which accrued at an annual rate of 16%, was due and payable on a monthly basis beginning July 31, 2003. On May 15, 2007, we entered into a Satisfaction of Loan Agreement (“SLA”) with Digital Angel with respect to the loan. Under the SLA, Digital Angel issued 833,333 shares (the “Shares”) of its common stock, par value $0.01 per share, to us having an aggregate fair value of approximately $1,000,000 as explained below. On June 11, 2007, the registration statement covering the Shares was declared effective by the SEC (the “Effective Date”) and on June 22, 2007 the shares became freely tradeable pursuant to the terms of the SLA. In accordance with the SLA, once the registration statement covering the Shares was declared effective by the SEC and the Shares became freely tradeable by us, Digital Angel was in full satisfaction of all principal, interest and other amounts owed to us under the loan. Additionally, in accordance with the SLA, on the Effective Date, the exact number of shares to be delivered to us was determined to be 703,730, which was calculated by dividing the outstanding principal amount of the note of $1,000,000 by the average daily closing prices for a share of Digital Angel’s common stock on each trading day occurring during the ten trading day period ending on and in including the trading day immediately preceding the Effective Date of the Registration Statement of $1.421.
On January 20, 2006, Mr. McKeage was appointed our chief executive officer, president and director. From 2004 until that time, Mr. McKeage was vice president of business development of Digital Angel, as well as of Destron Fearing Corp., Digital Angel’s now-wholly-owned subsidiary. Following the sale of our operating assets, which became effective on December 31, 2007, Mr. McKeage remained our president and director and became vice president of corporate development for Digital Angel, as well as of VeriChip, Digital Angel’s then-majority-owned subsidiary. Effective January 1, 2008, we began to reimburse VeriChip in the amount of $7,000 per month for Mr. McKeage’s services related to finding a suitable acquisition target for the Company, which agreement ended in May 2008.
We reimbursed Digital Angel on a monthly basis for certain business expenses incurred on our behalf. For the fiscal year ended September 30, 2007 and 2008, these costs included accounting fees, various business insurance coverages and miscellaneous business expenses. Additionally for the fiscal year ended September 30, 2007 and 2008, these costs included the salary, payroll taxes and benefits of personnel assigned to us in those years. We reimbursed $213,000 and $85,000 of these costs to Digital Angel in our fiscal year ended September 30, 2007 and 2008, respectively.
For the fiscal years ended September 30, 2008 and 2007, we charged Digital Angel nil and $24,000, respectively, for services rendered by our chief financial officer at Digital Angel’s then-wholly-owned subsidiary, Computer Equity Corporation.
On October 8, 2008, we entered into a Sublease with Digital Angel for our corporate headquarters located in Delray Beach, Florida consisting of approximately 7,911 feet of office space, which space is shared with VeriChip, which is a company that is controlled by Mr. Silverman. The rent for the entire twenty-one month term of the Sublease is $157,500, which was paid in one lump sum upon execution of the Sublease. VeriChip reimbursed us for one-half of the Sublease payment, representing their share of the total cost of the Sublease.

Information Regarding Control Persons
On August 1, 2008, Digital Angel entered into a Purchase Agreement for the sale of 2,570,000 shares of our common stock, which constituted 49.9% of our issued and outstanding common stock as of August 1, 2008, to Blue Moon. Blue Moon paid, in consideration for the shares, an aggregate of $400,000, which amount was provided as capital contributions by the members of Blue Moon. As of January 27, 2009, Blue Moon owned 30.8% of our issued and outstanding common stock. Mr. Silverman is a manager of Blue Moon and controls a member of Blue Moon and Mr. Caragol is a manager and member of Blue Moon. For more information on the beneficial holdings of our common stock by Blue Moon and Messrs. Silverman and Caragol, see “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters.”
Director and Officer Roles and Relationships with Our Subsidiaries
Our current independent directors consist of Messrs. Baker and McLaughlin. In determining whether Mr. McLaughlin was independent under the definition of the Nasdaq Global Market, our board of directors considered his previous position of chief executive officer of VeriChip and his previous roles as chief executive officer, president, chief operating officer and secretary of the Company.
Review, Approval or Ratification of Transactions with Related Parties
It is our unwritten policy, which policy is not otherwise evidenced, for any related party transaction that involves more than a de minimis obligation, expense or payment or stock option or equity grants, to obtain approval by our board of directors prior to our entering into any such transaction. In conformity with our various policies on related party transactions, each of the transactions discussed in “Certain Relationships and Related Transactions, and Director Independence — Transactions with Digital Angel and Affiliates” above has been reviewed and approved by our board of directors.

AUDIT COMMITTEE REPORT
The audit committee oversees our financial reporting process on behalf of the board of directors. Management is primarily responsible for the financial statements and the reporting process including the systems of internal controls, while our independent registered public accounting firm is responsible for performing an independent audit of our consolidated financial statements in accordance with auditing standards generally accepted in the United States and expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States.
In this context, the audit committee has met and held discussions with management and the independent registered public accounting firm. The audit committee discussed with our independent registered public accounting firm the overall scopes and plans for the audits. The audit committee met at least quarterly with our independent registered public accounting firm, with and without management present, and discussed the results of their examinations, their evaluations of our internal controls and the overall quality of our financial reporting. Management represented to the audit committee that our consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States. The audit committee has reviewed and discussed the consolidated financial statements with management and our independent registered public accounting firm, including their judgments as to the quality, not just the acceptability, of our accounting principles, the reasonableness of significant judgments and clarity of disclosures and such other matters as are required to be discussed with the audit committee under auditing standards generally accepted in the United States.
The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The audit committee discussed with the independent registered public accounting firm those matters required to be discussed by the Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90. The audit committee considered whether the provision by Eisner LLP and J. H. Cohn LLP of non-audit services, including tax services, was compatible with their independence.
In reliance on the reviews and discussions referred to above, the audit committee recommended to the board of directors (and the board of directors has approved) that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended September 30, 2008 for filing with the Securities and Exchange Commission. The audit committee also evaluated and recommended to the board of directors (and the board of directors has approved) the appointment of Eisner LLP as our independent registered public accounting firm for fiscal 2009.
While the audit committee has the responsibilities and powers set forth in its charter, it is not the duty of the audit committee to plan or conduct audits or to determine that our financial statements are complete and accurate and are in accordance with accounting principles generally accepted in the United States. This is the responsibility of management and our independent registered public accounting firm. It is also not the duty of the audit committee to conduct investigations or to assure compliance with laws and regulations or our business conduct policies.
The audit committee is pleased to submit this report to the stockholders with regard to the above matters.

The Audit Committee

Michael E. Krawitz

Kevin H. McLaughlin

January 29, 2009
The audit committee report above shall not be deemed “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933 or Securities Exchange Act of 1934, each as amended, except to the extent that we specifically incorporate it by reference into such filing.

(Proposal 2)
APPROVAL OF AN AMENDMENT TO OUR CERTIFICATE OF INCORPORATION TO CHANGE OUR
NAME TO STEEL VAULT CORPORATION
On January 29, 2009, our board of directors approved an amendment to our certificate of incorporation, as amended, subject to stockholder approval, to change our name from “IFTH Acquisition Corp.” to “Steel Vault Corporation”. If approved by our stockholders, our name change will be effective upon the filing of a Certificate of Amendment with the Delaware Secretary of State. A form of the Certificate of Amendment to our certificate of incorporation incorporating the amendment proposed in this Proposal 2 is attached to this proxy statement as Appendix D.
We believe that the proposed name is appropriate because we have been doing business under the name “Steel Vault” since December of 2008. We also believe that the proposed name will better communicate to the public, including our customers, business partners and investors, our current business of marketing and selling identity security products and services, including credit reports, credit monitoring, credit scores and other products conventionally allied to these products to the consumer market.
The change of our name will not affect in any way the validity of currently outstanding stock certificates or the listing of our securities. Our common stock will continue to be listed on the OTCBB and will trade under a different symbol, which will be announced via a press release.
Vote Required
To approve this proposal, the affirmative vote of the holders of a majority of the outstanding stock entitled to vote thereon must be received in favor of this proposal. Unless a contrary choice is specified, proxies solicited by the board of directors will be voted FOR approval of an amendment to our certificate of incorporation to change our name to Steel Vault Corporation.
Recommendation of Our Board of Directors
Our board of directors recommends a vote FOR approval of an amendment to our certificate of incorporation to change our name to Steel Vault Corporation.

(Proposal 3)
APPROVAL AND ADOPTION OF THE STEEL VAULT CORPORATION 2009 STOCK INCENTIVE PLAN
General
A proposal will be presented at the Annual Meeting to approve the Steel Vault Corporation 2009 Stock Incentive Plan, or Stock Incentive Plan, which was adopted by our board of directors on January 29, 2009, subject to approval by our stockholders. The complete text of the Stock Incentive Plan is set forth in Appendix E to this Proxy Statement, and stockholders are urged to review it together with the following information, which is qualified in its entirety by reference to Appendix E.
The Stock Incentive Plan will not be effective absent stockholder approval. The Stock Incentive Plan is designed so that incentive stock option awards granted pursuant to its terms would generally be subject to the favorable tax treatment provided to recipients of incentive stock options under Section 422 of the Internal Revenue Code of 1986. The Stock Incentive Plan also is designed so that stock option and certain restricted and other cash and stock awards granted pursuant to its terms would generally not be subject to the tax deduction limits of Section 162(m) of the Internal Revenue Code of 1986. Section 162(m) prevents a publicly held corporation from claiming tax deductions for annual compensation in excess of $1,000,000 to certain of its senior executives. The executives subject to the limitations of Section 162(m) include any individual who, as of the last day of the corporation’s taxable year, is the corporation’s chief executive officer or among the three highest compensated officers other than the chief executive officer. Compensation is exempt from this limitation if it is qualified “performance-based compensation.”
The purpose of this proposal is to request stockholder approval of the material terms of the Stock Incentive Plan to qualify incentive stock awards under the Stock Incentive Plan for favorable tax treatment and to achieve application of the qualified performance-based compensation exception to the Section 162(m) deduction limitation and to comply with the stockholder approval requirements of NASDAQ Rule 4350(i). Approval of this proposal will ensure that we are able to receive tax deductions for the full amount of performance-based compensation paid to officers and other employees in the form of stock options, certain restricted stock awards and other types of stock-based payments under the Stock Incentive Plan. One of the requirements for performance-based compensation is that the corporation’s stockholders must approve the material terms of the performance-based compensation. The material terms that must be approved include (1) the employees eligible to receive the performance-based compensation, (2) the objectives under which the performance-based compensation will be determined, and (3) the maximum amount of performance-based compensation that could be paid to any executive in a fiscal year.
The following is a summary of the material terms of the Stock Incentive Plan that stockholders are being asked to approve.
Description of the Stock Incentive Plan
The following summary of the Stock Incentive Plan is qualified in its entirety by the terms of the Stock Incentive Plan, which are attached to this proxy as Appendix E.
Purpose.
The purposes of the Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to our employees and consultants and to promote the success of our business and to link participants’ directly to stockholder interests through increased stock ownership.
Awards.
The Stock Incentive Plan provides for awards of incentive stock options, nonqualified stock options, restricted stock awards, performance units, performance shares, stock appreciation rights, cash awards and other stock based awards. The Board may adopt plans applicable to particular subsidiaries. With limited exceptions, the rules of such plans may take precedence over other provisions of the Stock Incentive Plan, but may not offer the material terms of the Stock Incentive Plan.

Stock Subject to the Stock Incentive Plan.
Under the Stock Incentive Plan, the aggregate number of shares of common stock that may be subject to awards under the Stock Incentive Plan, subject to adjustment upon a change in capitalization, is 2,000,000 shares, which is approximately 24% of the fully diluted shares outstanding. Such shares of common stock may be authorized, but unissued, or reacquired shares of common stock. Shares of common stock that were subject to Stock Incentive Plan awards that expire or become unexercisable without having been exercised in full shall become available for future awards under the Stock Incentive Plan.
Administration.
The Stock Incentive Plan may be administered by the board of directors or by one or more committees of the board (the “Administrator”). The board may require that the Administrator be constituted to comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Section 162(m) of the Code, or both. Subject to the provisions of the Stock Incentive Plan, the Administrator has the power to determine the terms of each award granted, including the exercise price, the number of shares subject to the award and the exercisability thereof. In accordance with applicable law, the board may, by a resolution adopted by the board, authorize one or more of our officers to designate officers (other than the officer so authorized) and employees to be recipients of stock options and determine the number of stock options to be granted. Such a board resolution must specify the total number and the terms, including exercise price, of the stock options that our officer or officers may grant.
Eligibility.
The Stock Incentive Plan provides that the Administrator may grant awards to our and our affiliates’ employees and consultants, including non-employee directors. Currently, we and our affiliates have approximately one employee, four non-employee directors, and three consultants who would be potentially eligible for awards under the Stock Incentive Plan. The Administrator may grant incentive stock options only to employees. A grantee who has received a grant of an award may, if he is otherwise eligible, receive additional award grants. The Administrator selects the grantees and determines the number of shares of common stock to be subject to each award. In making such determination, the Administrator shall take into account the duties and responsibilities of the employee or consultant, the value of his services, his potential contribution to our success, the anticipated number of years of future service and other relevant factors. The Administrator may not grant to any employee, in any fiscal year, stock options to purchase more than 1,000,000 shares of common stock.
Maximum Term and General Terms and Conditions of Awards.
The maximum term of any stock option granted under the Stock Incentive Plan generally may not exceed ten years.
Each award granted under the Stock Incentive Plan is evidenced by a written agreement between the grantee and us and is subject to the following general terms and conditions:
(a) Termination of Employment. If a grantee’s continuous status as an employee or consultant terminates (other than upon the grantee’s death, disability, Retirement, Termination for Cause, or Termination by Employer Not for Cause (each defined below)), the grantee may exercise his unexercised option or stock appreciation right, but only within such period of time as is determined by the Administrator (with such determination being made at the time of grant and not exceeding three months in the case of an incentive stock option) and only to the extent that the grantee was entitled to exercise it at the date of such termination (but in no event may the option or stock appreciation right be exercised later than the expiration of the term of such award as set forth in the award agreement). A grantee’s restricted stock award shall be forfeited, to the extent it is forfeitable immediately before the date of such termination, or settled by delivery of the appropriate number of unrestricted shares, to the extent it is nonforfeitable. A grantee’s performance shares or performance units with respect to which the performance period has not ended as of the date of such termination shall terminate.
(b) Disability. If a grantee’s continuous status as an employee or consultant terminates as a result of permanent and total disability (as defined in Section 22(e)(3) of the Code), unless otherwise provided by the Award Agreement, such termination shall have no effect on the grantee’s outstanding awards. The grantee’s outstanding awards shall continue to vest and remain outstanding and exercisable until they expire in accordance with their terms. However, in the case of an incentive stock option, any option not exercised within 12 months after the date of such termination will be treated as a nonqualified stock option.

(c) Death. If a grantee’s continuous status as an employee or consultant terminates as a result of the grantee’s death, unless otherwise provided by the Award Agreement, such termination shall have no effect on the grantee’s outstanding awards. The grantee’s outstanding awards shall continue to vest and remain outstanding and exercisable until they expire in accordance with their terms. However, in the case of an incentive stock option, any option not exercised within 12 months after the date of such termination will be treated as a nonqualified stock option.
(d) Termination for Cause. If a grantee’s continuous status as an employee or consultant is terminated for Cause, or grantee violates any of the terms of their employment after they have become vested in any of their rights under the Stock Incentive Plan, the grantee’s full interest in such rights shall terminate on the date of such termination of employment and all rights thereunder shall cease. Cause shall mean gross negligence, willful misconduct, flagrant or repeated violations of our policies, rules or ethics, a material breach by the grantee of any employment agreement between the grantee and us, intoxication, substance abuse, sexual or other unlawful harassment, disclosure of confidential or proprietary information, engaging in a business competitive with our business, or dishonest, illegal or immoral conduct.
(e) Termination by Employer Not for Cause. If a grantee’s continuous status as an employee or consultant is terminated by the employer without Cause (Termination by Employer Not for Cause), then, unless otherwise provided by the Award Agreement, such termination shall have no effect on grantee’s outstanding awards. Grantee’s awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an incentive stock option, any option not exercised within 3 months of the date of termination of employment due to death will be treated as a nonqualified stock option. In the case of a grantee who is a director, the grantee’s service as a director shall be deemed to have been terminated without Cause if the grantee ceases to serve in such a position solely due to the failure to be reelected or reappointed, as the case may be, and such failure is not a result of an act or omission which would constitute Cause.
(f) Retirement of Grantee. If a grantee’s continuous status as an employee or consultant terminates after the grantee’s attainment of age 65 (Retirement), then, unless otherwise provided by the Award Agreement, such termination shall have no effect on grantee’s outstanding awards. The grantee’s awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an incentive stock option, any option not exercised within 3 months of the termination of grantee’s continuous status as an employee or consultant due to Retirement will be treated as a nonqualified stock option.
(g) Nontransferability of Awards. Generally, an award granted under the Stock Incentive Plan is not transferable by the grantee, other than by will or the laws of descent and distribution, and is exercisable during the grantee’s lifetime only by the grantee. In the event of the grantee’s death, an option or stock appreciation right may be exercised by a person who acquires the right to exercise the award by bequest or inheritance.
Terms and Conditions of Options.
Each option granted under the Stock Incentive Plan is subject to the following terms and conditions:
(a) Exercise Price. The Administrator determines the exercise price of options to purchase shares of common stock at the time the options are granted. As a general rule, the exercise price of an option must be no less than 100% of the fair market value of the common stock on the date the option is granted. The Stock Incentive Plan provides exceptions for certain options granted in connection with our acquisition of another corporation or granted as inducements to an individual’s commencing employment with us.
(b) Exercise of the Option. Each award agreement specifies the term of the option and the date when the option is to become exercisable. The terms of such vesting are determined by the Administrator. An option is exercised by giving written notice of exercise to us, specifying the number of full shares of common stock to be purchased and by tendering full payment of the purchase price to us.
(c) Form of Consideration. The consideration to be paid for the shares of common stock issued upon exercise of an option is determined by the Administrator and set forth in the award agreement. Such form of consideration may vary for each option, and may consist of any combination of cash, cashless exercise, and as permitted by the Administrator, promissory note, other shares of our common stock, or any other legally permissible form of consideration as may be provided in the Stock Incentive Plan and the Award Agreement.

(d) Value Limitation. If the aggregate fair market value of all shares of common stock subject to a grantee’s incentive stock option which are exercisable for the first time during any calendar year exceeds $100,000, the excess options shall be treated as nonqualified options.
(e) Other Provisions. The award agreement may contain such other terms, provisions and conditions not inconsistent with the Stock Incentive Plan as may be determined by the Administrator. Shares of common stock covered by options which have terminated and which were not exercised prior to termination will be returned to the Stock Incentive Plan.
Stock Appreciation Rights.
The Administrator may grant stock appreciation rights in tandem with an option or alone and unrelated to an option. Tandem stock appreciation rights shall expire no later than the expiration of the related option. Stock appreciation rights may be exercised by the delivery to us of a written notice of exercise. The exercise of a stock appreciation right will entitle the grantee to receive the excess of the fair market value of a share of common stock on the exercise date over the exercise price for each share of common stock with respect to which the stock appreciation right is exercised. Payment upon exercise of a stock appreciation right will be in shares of common stock. No employee shall be granted, in any fiscal year, stock appreciation rights with respect to more than 1,000,000 shares of common stock.
Restricted Stock Awards.
The Administrator may grant awards of restricted shares of common stock in such amount and upon such terms and conditions as the Administrator specifies in the award agreement. The Administrator may or may not grant awards of performance-based restricted stock. Only the compensation committee of the board of directors may serve as the Administrator with respect to awards of performance-based restricted stock.
Restricted Stock Other Than Performance-Based Restricted Stock.
Restricted stock other than performance-based restricted stock may be granted to employees and consultants and may be subject to one or more contractual restrictions applicable generally or to a grantee in particular, as established at the time of grant and as set forth in the related restricted stock agreement. The restricted stock agreement sets forth the conditions, if any, which will need to be satisfied before the grant will be effective and the conditions, if any, under which the grantee’s interest in the restricted shares will be forfeited. As soon as practicable after a grant has become effective, the shares will be registered to or for the benefit of the grantee, but subject to any forfeiture conditions established by the Administrator. The restricted stock agreement states whether the grantee has the right to receive any cash dividends paid with respect to the restricted shares. If the grantee has no right to receive cash dividends, the Award Agreement may give the grantee the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Common share dividends declared on the restricted shares after grant but before the shares are forfeited or become nonforfeitable are treated as part of the grant of the related restricted shares. A grantee has the right to vote the restricted shares after grant until they are forfeited or become nonforfeitable.
Restricted shares may vest in installments or in lump sum amounts upon satisfaction of the stipulated conditions. If the restrictions are not satisfied, the shares are forfeited and again become available under the Stock Incentive Plan.
In the case of restricted stock grants that vest only on the satisfaction of performance objectives, the Administrator determines the performance objectives to be used in connection with restricted stock awards and the extent to which such objectives have been met. Performance objectives may vary from participant to participant and between groups of participants and shall be based upon such performance factors and criteria as the Administrator in its sole discretion selects.
Performance-Based Restricted Stock.
The Administrator may make grants of performance-based restricted stock to employees and consultants. The Administrator has absolute discretion to establish the performance criteria that will be applicable to each grant and to determine the percentage of shares that will be granted upon various levels of attainment of the performance criteria. To comply with Section 162(m) of the Code, the establishment of the performance criteria and the determination of the grant formula must be made at the time of grant, but in no event later than 90 days after the commencement of the performance measurement period. The Administrator can select the performance criteria that will be applicable to a grant of performance-based restricted shares from the following list: (1) stock price; (2) average annual growth in earnings per share; (3) increase in stockholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on stockholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) revenue growth of the Company; or (11) operating expenses.

The related performance-based restricted stock agreement sets forth the applicable performance criteria and the deadline for satisfying the performance criteria. No grant of performance-based restricted shares is effective until the Administrator certifies that the applicable conditions (including performance criteria) have been timely satisfied.
The Administrator may also make grants of performance-based restricted stock subject to one or more objective employment, performance or other forfeiture conditions applicable generally or to a grantee in particular, as established by the Administrator at the time of grant and as set forth in the related performance-based restricted stock agreement. The performance-based restricted stock agreement sets forth the conditions, if any, under which the grantee’s interest in the performance-based restricted shares will be forfeited. If the grant or forfeiture conditions with respect to performance-based restricted shares are not satisfied, the shares are forfeited and again become available under the Stock Incentive Plan.
As soon as practicable after a grant has become effective, the shares are registered to or for the benefit of the grantee, but subject to any forfeiture conditions established by the Administrator. The performance-based restricted stock agreement states whether the grantee has the right to receive any cash dividends paid with respect to the performance-based restricted shares. If the grantee has no right to receive cash dividends, the agreement may give the grantee the right to receive a cash payment in the future in lieu of the dividend payments, provided certain conditions are met. Common share dividends declared on the performance-based restricted shares after grant but before the shares are forfeited or become nonforfeitable are treated as part of the grant of the related restricted shares. A grantee has the right to vote the performance-based restricted shares after grant until they are forfeited or become nonforfeitable.
No more than 1,000,000 performance-based restricted shares may be granted to a grantee in any calendar year.
Performance Units and Performance Shares.
The Administrator may grant awards of performance units and performance shares in such amounts and upon such terms and conditions, including the performance goals and the performance period, as the Administrator specifies in the award agreement. The Administrator will establish an initial value for each performance unit on the date of grant.
The initial value of a performance share will be the fair market value of a share of common stock on the date of grant. Payment of earned performance units or performance shares will occur following the close of the applicable performance period and in the form of cash, shares of common stock or a combination of cash and shares of common stock.
Cash Awards.
The Administrator may grant cash awards to a grantee. The amount of any cash award in any fiscal year of the Company will not exceed the greater of $100,000 or 100% of the grantee’s cash compensation for such fiscal year.
Other Stock Based Awards.
The Administrator may grant other stock-based awards in such amount and upon such terms and conditions as determined by the Administrator. Such awards many include the grant of shares of common stock based on certain conditions, the payment of cash based on the performance of our common stock and the grant of securities convertible into shares of common stock.
Adjustment upon Changes in Capitalization.
In the event of changes in our outstanding stock because of any stock splits, reverse stock splits, stock dividends, combination or reclassification or other change in our capital structure, an appropriate adjustment shall be made by the board of directors in: (i) the number of shares of common stock subject to the Stock Incentive Plan; (ii) the number and class of shares of common stock subject to any award outstanding under the Stock Incentive Plan; and (iii) the exercise price of any such outstanding award. The determination of the board of directors as to which adjustments shall be made shall be conclusive.

Change in Control.
In the event of a Change in Control, each outstanding award not yet fully exercisable and vested on the date of such transaction shall become fully exercisable and vested on the date of such transaction . Generally, a Change in Control means the acquisition by any person, of 50 percent or more of our combined voting power then outstanding securities, the approval by our stockholders of a merger or consolidation of the Company, the effective date of a complete liquidation of the Company, or consummation of an agreement for the sale of substantially all of the assets of the Company.
In the event of a Change in Control, in addition to the above, the Administrator, in its sole discretion, may take any of the following actions, in its sole discretion: (a) provide for the purchase of any award for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such award; (b) make such adjustment to the awards then outstanding as the Administrator deems appropriate to reflect such transaction or change; and/or (c) provide that each outstanding award shall be assumed or substituted by any successor corporation.
Amendment and Termination of the Stock Incentive Plan.
The Board may at anytime amend, alter, suspend or terminate the Stock Incentive Plan. We must obtain stockholder approval of any amendment to the Stock Incentive Plan in such a manner and to such a degree as is necessary and desirable to comply with Rule 16b-3 of the Exchange Act or Section 422 or Section 162(m) of the Code (or any other applicable law or regulation, including the requirements of any exchange or quotation system on which our common stock is listed or quoted). No amendment or termination of the Stock Incentive Plan will impair the rights of any grantee, unless mutually otherwise agreed between the grantee and us, which agreement must be in writing and signed by the grantee and us. In any event, the Stock Incentive Plan shall terminate on January 28, 2019. Any awards outstanding under the Stock Incentive Plan at the time of its termination shall remain outstanding until they expire by their terms.
Federal Income Tax Consequences
As previously stated, pursuant to the Stock Incentive Plan, we may grant either “incentive stock options,” as defined in Section 422 of the Code, nonqualified options, restricted stock, stock appreciation rights, stock awards, performance units, performance shares, cash awards or other stock based awards.
An optionee who receives an incentive stock option grant will not recognize any taxable income either at the time of grant or exercise of the option, although the exercise may subject the optionee to the alternative minimum tax.
Upon the sale or other disposition of the shares more than two years after the grant of the option and one year after the exercise of the option, any gain or loss will be treated as a long-term or short-term capital gain or loss, depending upon the holding period. If these holding periods are not satisfied, the optionee will recognize ordinary income at the time of sale or disposition equal to the difference between the exercise price and the lower of (a) the fair market value of the shares at the date of the option exercise or (b) the sale price of the shares. We will be entitled to a deduction in the same amount as the ordinary income recognized by the optionee. Any gain or loss recognized on such a premature disposition of the shares in excess of the amount treated as ordinary income will be characterized as long-term or short-term capital gain or loss, depending on the holding period.
All options that do not qualify as incentive stock options are referred to as nonqualified options. An optionee will not recognize any taxable income at the time he or she receives a nonqualified option grant. However, upon exercise of the nonqualified option, the optionee will recognize ordinary taxable income generally measured as the excess of the fair market value of the shares purchased on the date of exercise over the purchase price. Any taxable income recognized in connection with an option exercise by an optionee who is also our employee will be subject to withholding tax. Upon the sale of such shares by the optionee, any difference between the sale price and the fair market value of the shares on the date of exercise of the option will be treated as long-term or short-term capital gain or loss, depending on the holding period. We will be entitled to a tax deduction in the same amount as the ordinary income recognized by the optionee with respect to shares acquired upon exercise of a nonqualified option.
With respect to stock awards, stock appreciation rights, performance units and performance shares that may be settled either in cash or in shares of common stock that are either transferable or not subject to a substantial risk of forfeiture under Section 83 of the Code, the grantee will realize ordinary taxable income, subject to tax withholding, equal to the amount of the cash or the fair market value of the shares of common stock received. We will be entitled to a deduction in the same amount and at the same time as the compensation income is received by the participant.

With respect to shares of common stock that are both nontransferable and subject to a substantial risk of forfeiture the participant will realize ordinary taxable income equal to the fair market value of the shares of common stock at the first time the shares of common stock are either transferable or not subject to a substantial risk of forfeiture. We will be entitled to a deduction in the same amount and at the same time as the ordinary taxable income is realized by the grantee.
At the discretion of the Administrator, the Stock Incentive Plan allows a participant to satisfy tax withholding requirements under federal and state tax laws in connection with the exercise or receipt of an award by electing to have Shares withheld, and/or delivering to us already-owned Shares.
We will be entitled to a tax deduction for performance-based compensation in connection with an award only in an amount equal to the ordinary income realized by the participant and at the time the participant recognizes such income, and if applicable withholding requirements are met. In addition, Code Section 162(m) contains special rules regarding the federal income tax deductibility of compensation paid to our chief executive officer and to each of our three other most highly compensated executive officers. The general rule is that annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000. However, we can preserve the deductibility of certain compensation in excess of $1,000,000 if it complies with certain conditions imposed by rules under Code Section 162(m) (including the establishment of a maximum number of shares with respect to which awards may be granted to any one employee during one year) and if the material terms of such compensation are disclosed to and approved by our stockholders. We have structured the Stock Incentive Plan with the intention that compensation resulting from awards under the Stock Incentive Plan can qualify as “performance-based compensation” and, if so qualified, would be deductible. Such continued treatment is subject to, among things, approval of the Stock Incentive Plan by our stockholders; accordingly we are seeking such approval.
The foregoing is only a summary of the effect of federal income taxation upon the grantee and us with respect to the grant and exercise of awards under the Stock Incentive Plan, does not purport to be complete, and does not discuss the tax consequences of the grantee’s death or the income tax laws of any municipality, state or foreign country in which a grantee may reside.
Plan Benefits under the 2007 Stock Incentive Plan
Because future awards under the Stock Incentive Plan will be granted in the discretion of the compensation committee, the type, number, recipients, and other terms of such awards cannot be determined at this time. Information regarding our recent practices with respect to incentive awards and stock-based compensation under existing plans is presented in the “Summary Compensation Table” and these related tables: “2008 Grants of Plan-Based Awards,” “Outstanding Equity Awards as of September 30, 2008,” and “2008 Option Exercises and Stock Vesting,” elsewhere in this proxy statement, and in our financial statements for the fiscal year ended September 30, 2008, in the 2008 Annual Report to Stockholders that accompanies this proxy statement.
If stockholders decline to approve the Stock Incentive Plan, no awards will be granted under the Stock Incentive Plan, but awards may continue to be granted under our other compensation plans.

Equity Compensation Plan Information
The following table presents information regarding our compensation plans (including individual compensation arrangements) under which shares of our common stock are authorized for issuance as of September 30, 2008:

	Number of Securities		Number of Securities Remaining
	Number of Securities to be	Weighted Average	Available for Future Issuance
	Issued upon Exercise of	Exercise Price of	under Equity Compensation Plans
	Outstanding Options,	Outstanding Options,	(Excluding Securities
	Warrants and Rights	Warrants and Rights	Reflected in Column (a))
Plan Category	(a)	(b)	(c)

Equity compensation plans approved by security holders	4,920,000	$0.27	5,205,000	(1)

Equity compensation plans not approved by securities holders(2)	950,000	$0.70	—

Total	5,870,000	$0.35	5,205,000

(1)	The 2001 Flexible Stock Plan initially had 2,500,000 shares of common stock reserved for issuance. This number is subject to an annual increase of 25% of the number of outstanding shares of common stock as of January 1 of each year, but may not exceed 10,000,000 in the aggregate. As of September 30, 2008, there were 5,205,000 shares of common stock available for future issuance under the 2001 Flexible Stock Plan.

(2)	Consists of grants made outside of our equity plans and have outstanding options exercisable for 950,000 shares of our common stock.
Vote Required
To approve this proposal, the affirmative vote of the holders of a majority in voting power of the shares present in person or by proxy and entitled to vote on the subject matter must be received in favor of this proposal. Unless a contrary choice is specified, proxies solicited by the board of directors will be voted FOR approval and adoption of the Steel Vault Corporation 2009 Stock Incentive Plan.
Recommendation of the Board of Directors
The board of directors recommends a vote FOR approval and adoption of the Steel Vault Corporation 2009 Stock Incentive Plan.

(Proposal 4)
RATIFICATION OF THE APPOINTMENT OF EISNER LLP AS OUR INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE YEAR ENDING SEPTEMBER 30, 2009
The audit committee has appointed Eisner LLP to serve as our independent registered public accounting firm for the year ending September 30, 2009, subject to ratification by our stockholders. Eisner LLP audited our consolidated financial statements for the year ended September 30, 2008.
A representative of Eisner LLP is expected to be present at the Annual Meeting, in person or by telephone, and will have an opportunity to make a statement if he or she so desires. The Eisner LLP representative will also be available to respond to appropriate questions from stockholders.
Audit and Non-Audit Fees
The following table sets forth information regarding fees for services provided by Eisner LLP and J. H. Cohn LLP for fiscal 2008 and J. H. Cohn LLP for fiscal 2007.

Services	2008 Fees	2007 Fees
	(amounts in thousands)
Audit Fees(1)	$77	$92
Audit-Related Fees(2)	—	2
Tax Fees(3)	10	16
All Other Fees	—	—

Total	$87	$110

(1)	Audit fees include the annual financial statement audit (including required quarterly reviews) and other procedures performed by our independent auditor to form an opinion on our consolidated financial statements.

(2)	Audit Related Fees include review of SEC filings.

(3)	Tax fees include tax planning and compliance services provided in relation to U.S. federal, state and local taxes.
For fiscal 2008, our audit committee pre-approval policy required the audit committee to pre-approve all non-audit services. During fiscal 2008, all of the audit-related services, tax services and other services were pre-approved in accordance with this policy.
Vote Required
To approve this proposal, the affirmative vote of the holders of a majority in voting power of the shares present in person or by proxy and entitled to vote on the subject matter must be received in favor of this proposal. Unless a contrary choice is specified, proxies solicited by the board of directors will be voted FOR ratification of the appointment of Eisner LLP as our independent registered public accounting firm for the year ending September 30, 2009.
Recommendation of the Board of Directors
The board of directors recommends a vote FOR ratification of the appointment of Eisner LLP as our independent registered public accounting firm for the year ending September 30, 2009.

OTHER MATTERS
Stockholder Proposals for 2010 Annual Meeting. Stockholder proposals intended to be included in our 2010 Proxy Statement must be submitted in writing to our secretary no later than •, 2009, pursuant to Rule 14a-8 of the Securities Exchange Act of 1934. However, if we change the date of our 2010 Annual Meeting by more than 30 days from the date of our 2009 Annual Meeting, then the deadline is a reasonable time before we begin to print and send our proxy materials for the 2010 Annual Meeting. Proposals by stockholders to be presented at our 2010 Annual Meeting (but not intended to be included in our 2010 Proxy Statement) must be submitted in writing to our secretary no earlier than 60 days, but no later than 90 days prior to the first anniversary of the preceding year’s annual meeting of stockholders, in accordance with our bylaws; provided, however, that in the event that less than one hundred (100) days notice or prior public disclosure of the date of the annual meeting of stockholders is given or made to the stockholders, to be timely, notice of a proposal delivered by the stockholder must be received by the secretary not later than the close of business on the tenth (10th) day following the day on which notice of the date of the annual meeting of stockholders was mailed or such public disclosure was made to the stockholders. Otherwise, the proxies named by our board of directors may exercise discretionary voting authority with respect to the stockholder proposal, without any discussion of the proposal in our proxy materials.
Multiple Stockholders Sharing the Same Address. Regulations regarding the delivery of copies of proxy materials and annual reports to stockholders permit us, banks, brokerage firms and other nominees to send one annual report and proxy statement to multiple stockholders who share the same address under certain circumstances, unless contrary instructions are received from stockholders. This practice is known as “householding.” Stockholders who hold their shares through a bank, broker or other nominee may have consented to reducing the number of copies of materials delivered to their address. In the event that a stockholder wishes to request delivery of a single copy of annual reports or proxy statements or to revoke a “householding” consent previously provided to a bank, broker or other nominee, the stockholder must contact the bank, broker or other nominee, as applicable, to revoke such consent. In any event, if a stockholder wishes to receive a separate proxy statement for the 2009 Annual Meeting of Stockholders or a 2008 Annual Report, the stockholder may receive printed copies by contacting IFTH Acquisition Corp., at 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445 by mail or by calling Allison Tomek, Vice President of Investor Relations and Corporate Communications, at (561) 805-8000.
Any stockholders of record sharing an address who now receive multiple copies of our annual reports and proxy statements and who wish to receive only one copy of these materials per household in the future should also contact us by mail or telephone as instructed above. Any stockholders sharing an address whose shares of common stock are held by a bank, broker or other nominee who now receive multiple copies of our annual reports and proxy statements, and who wish to receive only one copy of these materials per household, should contact the bank, broker or other nominee to request that only one set of these materials be delivered in the future.
Financial Statements. Our consolidated financial statements for the year ended September 30, 2008 are included in our 2008 Annual Report to Stockholders. Copies of the Annual Report are being sent to our stockholders concurrently with the mailing of this proxy statement. The Annual Report does not form any part of the material for the solicitation of proxies.
Other Matters. At the date hereof, there are no other matters which the board of directors intends to present or has reason to believe others will present at the Annual Meeting. If other matters come before the Annual Meeting, the persons named in the accompanying form of proxy will vote in accordance with their best judgment with respect to such matters.
The form of proxy and this proxy statement have been approved by the board of directors and are being mailed and delivered to stockholders by its authority.

/s/ WILLIAM J. CARAGOL
WILLIAM J. CARAGOL
Chief Executive Officer, President and Acting Chief Financial Officer

Delray Beach, Florida
•, 2009

IFTH Acquisition Corp.
1690 South Congress Avenue, Suite 200
Delray Beach, Florida 33445
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
The undersigned hereby appoints Scott R. Silverman and William J. Caragol, and each of them, with full power of substitution, proxies of the undersigned, to attend and vote all the shares of common stock, $0.01 par value, of IFTH Acquisition Corp., a Delaware corporation, or the Company, which the undersigned would be entitled to vote at the Annual Meeting of Stockholders to be held at our headquarters, 1690 South Congress Avenue, Suite 200, Delray Beach, Florida 33445, at 8:30 a.m., Eastern Standard Time, on Monday, March 16, 2009, or any adjournment or postponement thereof, according to the number of votes the undersigned would be entitled to cast if personally present upon the matters referred to on this proxy and, in their discretion, upon any other business as may come before the meeting.
You can vote your proxy by either (i) internet; (ii) telephone; or (iii) mail. Internet and telephone voting is available through 11:59 p.m. (ET) on March 15, 2009. To vote by telephone, use any touch-tone telephone and dial 1-800-690-6903. Please have your proxy card and the last four digits of your social security number available when you call. Follow the instructions the recorded voice provides. In order to vote by internet, access the following website www.proxyvote.com. Please have your proxy card and last four digits of your social security number available. Follow the instructions provided to create an electronic ballot.
If you have voted by internet or telephone, there is no need to mail back your proxy card. Directions to be able to attend the stockholder meeting and vote in person are available by calling Allison Tomek, Vice President of Investor Relations and Corporate Communications, at (561) 805-8000.

Important Notice Regarding the Availability of Proxy Materials
for the Stockholder Meeting to be Held on March 16, 2009

The proxy statement, proxy card and annual report to stockholders is available at: www. •.com

PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING
THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED.

1

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE
NOMINEES LISTED UNDER A — ELECTION AND RATIFICATION OF DIRECTORS.
A. Election and Ratification of Directors
To elect as directors of the Company, Charles E. Baker, III and Kevin H. McLaughlin to serve until the 2012 annual meeting of stockholders, in each case, until their successors are duly elected and qualified, and to ratify the appointment of William J. Caragol and Michael E. Krawitz.

	For	Withhold
Charles E. Baker, III	☐	☐
Kevin H. McLaughlin	☐	☐
William J. Caragol	☐	☐
Michael E. Krawitz	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE UNDER B — FOR THE APPROVAL
OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO CHANGE ITS NAME TO
STEEL VAULT CORPORATION.
B. Approval of an amendment to the Company’s certificate of incorporation to change its name to Steel Vault Corporation

For	Against	Abstain
☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE UNDER C — FOR THE APPROVAL AND
ADOPTION OF THE STEEL VAULT CORPORATION 2009 STOCK INCENTIVE PLAN.
C. Approval and adoption of the Steel Vault Corporation 2009 Stock Incentive Plan

For	Against	Abstain
☐	☐	☐
THE BOARD OF DIRECTORS RECOMMENDS A VOTE UNDER D — FOR THE RATIFICATION OF THE
APPOINTMENT OF EISNER LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM FOR THE YEAR ENDED SEPTEMBER 30, 2009.
D. Ratification of Eisner as the Company’s independent registered public accounting firm for the fiscal year ended September 30, 2009

For	Against	Abstain
☐	☐	☐
E. Other Matters
In their discretion the individuals designated to vote this proxy are authorized to vote upon such other matters as may properly come before the annual meeting or any adjournments or postponements thereof.
F. Authorized Signatures—Sign Here—This section must be completed for your instructions to be executed.
This proxy when properly executed will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the proposals as set forth herein. The undersigned acknowledges receipt of Notice of Annual Meeting of Stockholders, dated •, 2009, and the accompanying proxy statement.

2

Please sign exactly as name appears on this proxy. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

SIGNATURE(S)	DATE

3

APPENDIX A
CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS OF
IFTH ACQUISITION CORP. D/B/A STEEL VAULT
I. AUTHORITY AND COMPOSITION
The Audit Committee of the Board of Directors (the “Board”) of IFTH Acquisition Corp. d/b/a Steel Vault (the “Company”) is an integral part of the Company’s corporate structure. The Company’s control environment is influenced significantly by the Board and the Audit Committee.
The primary function of the Audit Committee is to assist the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control and legal compliance functions of the Company and its subsidiaries. Accordingly, the Audit Committee has oversight responsibilities with respect to: the financial reports and other financial information provided by the Company to any governmental body or the public; the Company’s systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; the Company’s auditing, accounting and financial reporting processes generally; the independent auditors qualifications and independence; and the performance of the Company’s internal audit function and independent auditors. Consistent with these functions, the Audit Committee should encourage continuous improvement of, and should foster adherence to, the Company’s policies, procedures and practices at all levels.
The membership of the Audit Committee shall consist of two (2) or more members of the Board, who shall serve at the discretion of the Board. To the extent practicable, each member of the Audit Committee shall be free from any material relationship with the Company, as determined by the Board, either directly, or as a partner, stockholder or officer of any organization that has a relationship with the Company. No Audit Committee member shall simultaneously serve on the audit committee of more than three other public companies.
All members of the Committee shall at the time of appointment have a working familiarity with basic finance and accounting practices and an ability to read and understand fundamental financial statements, including a company’s balance sheets, income statement, and cash flow statement and at least one of whom has past employment experience in finance or accounting, is a certified accountant or has other comparable experience, including a current or past position as chief executive officer, financial officer or other senior officer with financial oversight responsibilities.
The members of the Committee shall be elected by the Board at the annual meeting of the Board or until their successors shall be duly elected and qualified. Unless a Chair is elected by the full Board, the members of the Committee may designate a Chair by majority vote of the full Committee membership.

II. MEETINGS
The presence in person or by telephone of a majority of the Audit Committee shall constitute a quorum, and the actions of a majority of the members of the Audit Committee present at any meeting at which a quorum is present, or actions unanimously adopted in writing without holding a meeting, shall be the acts of the Audit Committee. The Chair of the Committee shall report to the Board following the meetings of the Audit Committee. The Audit Committee may ask members of management or others to attend any meetings (or portion thereof) and provide pertinent information as necessary. The Audit Committee shall meet at least quarterly or more frequently as it shall determine is necessary to carry out its duties and responsibilities. As part of its job to foster open communication, the Audit Committee shall meet at least annually with management, the director of the internal auditing department and the independent auditors in separate executive sessions to discuss any matters that the Audit Committee or each of these groups believe should be discussed privately. In addition, the Committee will meet or confer with the independent auditors and management quarterly to review the Corporation’s financial statements prior to their filing with the Commission. The Chairman of the Audit Committee shall work, as necessary, with the Chief Financial Officer, Chief Accounting Officer and management, the independent auditors and the chief internal auditor to establish agendas for Committee meetings. The Committee shall maintain minutes of its meetings and records relating to the Committee’s activities and provide copies of such meetings and records to the Board.
III. RESPONSIBILITIES AND DUTIES
To fulfill its responsibilities and duties, the Audit Committee shall:
DOCUMENTS/REPORTS REVIEW
•
Review and reassess the adequacy of this Charter and recommend any proposed changes to the Nominating and Governance Committee of the Board, as appropriate, on at least an annual basis or more frequently as conditions dictate. The Committee shall annually undertake an evaluation assessing its performance with respect to its purposes and duties and the tasks set forth in this Charter, and will report the results of such evaluation to the Nominating and Governance Committee of the Board.

•
Review and discuss with management and the independent auditors the Company’s annual financial statements and any reports or other financial information submitted to any governmental body or the public, including the internal control report to be included in the Company’s annual report in accordance with the Act and rules promulgated thereunder, as well as any certification, report, opinion, or review rendered by the independent auditors.

•	Review the regular internal reports to management prepared by the internal auditing department and management’s responses.

•
Review with financial management and the independent auditors the Forms 10-Q and 10-K and earnings press releases and earnings guidance provided to analysts and ratings agencies prior to filing or prior to the release of earnings.

•	Conduct or authorize investigations into any matters within the Audit Committee’s scope of responsibility.
•
Retain and determine appropriate funding needed by the Audit Committee for payment of: (1) compensation to the independent auditors engaged for the purpose of preparing or issuing audit reports or performing other audit, review, or attest services for the Company; (2) compensation to any advisers employed by the Audit Committee; and (3) ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties, including the conduct of any investigation, or to discuss matters that may have a significant impact on the Company, including those matters that may affect its financial reporting, auditing procedures, or compliance policies and programs.

INDEPENDENT AUDITORS
•
The Audit Committee shall be solely and directly responsible for the selection and retention, evaluation and oversight of, and shall determine appropriate funding for and where appropriate discharge and replace, the Company’s independent auditors engaged for the purposes of preparing or issuing an audit report or performing other audit, review or attest services for the Company (or nominate the independent accountant to be proposed for stockholder ratification in any proxy statement), considering independence and effectiveness. The independent accountant shall report directly to and be ultimately accountable to the Audit Committee. The Committee has the ultimate authority to approve all audit engagement fees and terms, The Committee shall review, evaluate and approve the annual engagement proposal of the independent auditors (including the proposed scope and approach of the annual audit).

•
Review with the independent auditors any audit problems or difficulties the independent auditors may have encountered in the course of its audit work, and management’s responses, including (i) any restrictions on the scope of activities or access to requested information and (ii) any significant disagreements with management.

•
Discuss with the independent auditors (i) any accounting adjustments that were noted or proposed by the independent auditors but were passed on and (ii) any material communications between the audit team and the independent auditors’ national office regarding accounting issues that the engagement presented.

•
Review and discuss with the independent auditors the management report on internal controls over financial reporting and the related attestation report of the independent auditors required by Section 404 of the Sarbanes-Oxley Act.

•
Confirm that the independent auditors satisfy the auditing, quality control, ethics and independence requirements of the Exchange Act (and of the accounting board created pursuant to the Exchange Act), the rules of the Commission and, if applicable, the rules of the applicable stock exchange.

•
On an annual basis, receive the written disclosures and the letter from the independent auditors required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit Committee concerning independence, and discuss with the independent auditors the independent auditors’ independence.

•
Actively engage in dialogue with the independent auditors with respect to any disclosed relationships or services that may affect the objectivity and independence of the independent auditors and take, or recommend that the full board take, appropriate action to oversee the independence of the independent auditors.

•	Periodically consult with the independent auditors out of the presence of management about internal controls and the fullness and accuracy of the Company’s financial statements.
•
Ensure that the independent auditors do not provide to the Company any non-audit services, the provision or receipt of which is prohibited by the Exchange Act or the rules of the Commission under the Exchange Act.

•
Approve in writing in advance all auditing services and any provision by the independent auditors to the Company of any non-audit services the provision of which is not prohibited by the Exchange Act or the rules of the Commission under the Exchange Act. Such pre-approval can be given as part of the Committee’s approval of the scope of the engagement of the independent auditors or on an individual basis. The pre-approval of permitted non-audit services can be delegated to one or more members of the Committee, but the decision must be presented to the full Committee at the next regularly scheduled meeting. The Audit Committee does not have to pre-approve permitted non-audit services provided that (i) the fees for all such services do not aggregate to more than five percent of total fees paid by the Company to the independent auditors in the fiscal year when services are provided; (ii) such services were not recognized as non-audit services at that time of engagement; and (iii) such services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee prior to the completion of the audit.

•
At least annually, obtain and review a report by the independent auditors describing (i) their firm’s internal quality control procedures; and (ii) any material issues raised by the most recent internal quality control review, or peer review, of their firm, or by any inquiry or investigation by governmental or professional authorities, within the last five years, respecting one or more independent audits carried out by the firm, and any steps taken to address any such issues.

•
Meet with the independent auditors and discuss the role of the Audit Committee, the fact that the independent auditors report to the Audit Committee, and the form and content of the report to be delivered to the Audit Committee.

•	Set clear policies for the hiring by the Company of employees or former employees of the independent auditors.
•
The Committee shall review the experience and qualifications of the senior members of the independent auditors team, including the lead partner of the independent auditors. The Audit Committee shall determine that the independent auditors have a process in place to address the rotation of the lead audit partner and other audit partners serving the account as required under the Commission’s independence rules.

FINANCIAL REPORTING PROCESSES
•
In consultation with the independent auditors, the internal auditors and financial and accounting personnel, review the scope of the audit and the integrity, adequacy and effectiveness of the Company’s accounting and financial controls and financial reporting processes, both internal and external, and elicit recommendations for improvements thereto.

•
Obtain and review timely reports from the independent auditors regarding (i) all critical accounting policies and practices used by the Company, and (ii) all alternative treatments of financial information within GAAP that have been discussed with management, ramifications of the use of such alternative disclosures and treatments and the treatment preferred by the independent auditors and all material written communications between the independent auditors and management, including any management letters and schedule of unadjusted differences.

•
Review with management and the independent auditors the independent auditors judgments on the quality, not just the acceptability, of the Company’s accounting principles, the reasonable of significant judgments, and the clarity of disclosures and underlying estimates in the financial statements.

•	Discuss with the independent auditors the matters required to be discussed by Statement of Auditing Standard No. 61 relating to the conduct of the audit.
•
Consider and recommend for approval, or if appropriate, approve, major changes to the Company’s auditing and accounting principles and practices as suggested by the independent auditors, management or the internal auditing department.

•
Discuss with management, the internal auditors, and the independent auditors (1) management’s process for evaluating its disclosure controls and procedures and the adequacy and effectiveness thereof, and (2) any changes in internal controls over financial reporting. Review with the Chief Executive Officer, Chief Financial Officer, and Chief Accounting Officer any material weaknesses or significant deficiencies in the Company’s disclosure controls and procedures.

•
Review with the Chief Executive Officer, Chief Financial Officer, and the Chief Accounting Officer the disclosures made to the Audit Committee during their certification process for the Form 10-K and Form 10-Qs about significant deficiencies in the design or operation of internal controls over financial reporting or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Company’s internal controls,

•
Review and discuss with management and the independent auditors (i) any significant financial or non-financial arrangements which do not appear on the financial statements and (ii) any transactions or courses of dealing with parties related to the Company which transactions or dealings are significant in size or involve terms or other aspects that differ from those that would be negotiated with independent parties, and which arrangements, transactions or courses of dealing are relevant to an understanding of the Company’s financial statements, financial condition, results of operations or cash flows.

PROCESS IMPROVEMENT
•
Establish regular and separate systems of reporting to the Audit Committee by each of management, the independent auditors and the internal auditors regarding any significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including an analysis of the effect of alternative GAAP methods, and the view of each as to appropriateness of such judgments.

•
Following completion of the annual audit, review separately with each of management, the independent auditors and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information.

•	Review any significant disagreement among management and the independent auditors or the internal auditing department in connection with the preparation of the financial statements.
•
Review with the independent auditors, the internal auditing department and management the extent to which changes or improvements to financial or accounting practices, as approved by the Audit Committee, have been implemented.

•
Establish procedures for receiving, retaining and responding to complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

ETHICAL AND LEGAL COMPLIANCE
•
Ensure that management has the proper review system in place to ensure that the Company’s financial statements, reports and other financial information disseminated to governmental organizations and the public satisfy legal requirements.

•
Review the Company’s policies with respect to risk assessment and risk management, including the risk of fraud and financial risk exposures, with management, the internal auditors and the independent auditors and the steps management has taken to monitor, control and minimize such risks and exposures.

•
The Audit Committee shall review the Company’s compliance and ethics programs, including consideration of legal and regulatory requirements, and shall review with management its periodic evaluation of the effectiveness of such programs. The Audit Committee shall approve, review and monitor the Company’s code of conduct required by applicable law or exchange listing standards and covering the conduct and ethical behavior of directors, officers and employees and the programs that management has established to monitor compliance with such code. The Committee shall approve any amendments to such Code and shall approve in advance any waivers of such code for directors, executive officers and senior financial officers. The Audit Committee shall receive any corporate attorneys’ reports of evidence of a material violation of securities laws or breaches of fiduciary duty by the Company.

•	The Committee shall review and approve in advance all related party transactions.
•	Review proposed significant, complex, and/or unusual transactions, the business rationale, approval, and monitoring of such transactions, and their effect on the financial statements.
•
Review the activities, organizational structure, qualifications, effectiveness and budget of the internal audit department and review material internal audit reports (or summaries thereof) and management’s responses thereto.

•	Review, with the organization’s counsel, any legal or regulatory matters, that could have a significant impact on matters within the scope of the Audit Committee.
•	Prepare the required Audit Committee report to be included in the Company’s annual proxy statement as required by the proxy rules under the Exchange Act.
•	Perform any other activities consistent with this Charter, the Company’s By-laws and governing law, as the Audit Committee or the Board deem necessary or appropriate.
•
The Audit Committee shall have unrestricted access to the Company’s personnel, independent auditors and outside counsel and all documents and will be given the resources necessary to operate under this Charter as determined by the Audit Committee, including the authority to engage independent counsel and other advisers and experts, as it determines necessary or appropriate to carry out its duties, and in connection therewith to receive appropriate funding, determined by the Committee, from the Company.

IV. LIMITATION ON THE AUDIT COMMITTEE’S ROLE
Although the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements and disclosures are complete and accurate and are in accordance with GAAP and applicable rules and regulations, which is the responsibility of management and the independent public accountant.
Adopted by the Audit Committee
on January 29, 2009.

APPENDIX B
CHARTER OF THE COMPENSATION COMMITTEE
OF THE BOARD OF DIRECTORS
OF IFTH ACQUISITION CORP. D/B/A STEEL VAULT
I. PURPOSES
The Compensation Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of IFTH Acquisition Corp. d/b/a Steel Vault (the “Company”) for the purposes of, among other things, (a) discharging the Board’s responsibilities relating to the compensation of the Company’s chief executive officer (the “CEO”) and other executive officers of the Company, (b) administering the Company’s equity-based compensation plans and (c) considering and recommending to the Board whether the Compensation Discussion and Analysis required by the rules of the Securities and Exchange Commission should be included in the Company’s proxy statement.
II. RESPONSIBILITIES
In addition to such other duties as the Board may from time to time assign, the Committee shall:
•
Establish, review and approve the overall executive compensation philosophy and policies of the Company, including the establishment, if deemed appropriate, of performance-based incentives that support and reinforce the Company’s long-term strategic goals, organizational objectives and stockholder interests.

•
Review and approve the Company’s goals and objectives relevant to the compensation of the CEO, annually evaluate the CEO’s performance in light of those goals and objectives and based on this evaluation determine the CEO’s compensation level, including, but not limited to, salary, bonus or bonus target levels, long and short-term incentive and equity compensation, retirement plans, and deferred compensation plans as the Committee deems appropriate. In determining the long-term incentive component of the CEO’s compensation, the Committee shall consider, among other factors, the Company’s performance and relative stockholder return, the value of similar incentive awards to CEO’s at comparable companies, and the awards given to the Company’s CEO in past years. The CEO shall not be present during voting and deliberations relating to CEO compensation.

•
Determine the compensation of all other executive officers, including, but not limited to, salary, bonus or bonus target levels, long and short-term incentive and equity compensation, retirement plans, and deferred compensation plans, as the Committee deems appropriate. Members of senior management may report on the performance of the other corporate executive officers of the Company and make compensation recommendations to the Committee who will review and, as appropriate, approve the compensation recommendations at a meeting at which the CEO may be present, but at which the CEO may not vote.

•
Receive and evaluate performance target goals for the senior officers and employees (other than executive officers) and review periodic reports fro the CEO as to the performance and compensation of such senior officers and employees.

•
Review and make recommendations to the Board with respect to the adoption of, and amendments to, incentive compensation and equity-based plans and approve for submission to the stockholders all new eq uity compensation plans that must be approved by stockholders pursuant to applicable law.

•	Review and approve any annual or long-term cash bonus or incentive plans in which the executive officers of the Company participate.

•
Review and discuss with the Company’s management the Compensation Discussion and Analysis required by Securities and Exchange Commission Regulation S-K, Item 402. Based on such review and discussion, determine whether to recommend to the Board of Directors of the Company that the Compensation Discussion and Analysis be included in the Company’s annual report or proxy statement for the annual meeting of stockholders. Provide, over the names of the members of the Committee, the required Compensation Committee report for the Company’s annual report or proxy statement for the annual meeting of stockholders.

•	Review and approve for the CEO and the other executive officers of the Company any employment agreements, severance arrangements, and change in control agreements or provisions.

•
Conduct an annual performance evaluation of the Committee. In conducting this review, the Committee shall evaluate whether this Charter appropriately addresses the matters that are or should be within its scope. The Committee shall address all matters that the Committee considers relevant to its performance, including at least the following: the adequacy, appropriateness and quality of the information received from management or others, the manner in which the Committees recommendations were discussed or debated, and whether the number and length of meetings of the Committee were adequate for the Committee to complete its work in a thorough and thoughtful manner.

•	Review and assess the adequacy of this charter on an annual basis and recommend any proposed changes to the independent directors, as such term is defined below, serving on the Board for approval; and

•	Administer the Company’s equity-based compensation plans, including the grant of stock options and other equity awards under such plans.
III. COMPOSITION
The Committee shall be comprised of two or more members (including a Chairperson). To the extent practicable, each member of the Committee shall be free from any material relationship with the Company, as determined by the Board, either directly, or as a partner, stockholder or officer of any organization that has a relationship with the Company. The members of the Committee and the Chairperson shall be selected not less frequently than annually by the Board and serve at the discretion of the Board. A Committee member (including the Chairperson) may be removed at any time, with or without cause, by the Board.

IV. MEETINGS AND OPERATIONS
The Committee shall meet as often as necessary, but at least two times each year, to enable it to fulfill its responsibilities. The Committee shall meet at the call of its Chairperson or a majority of its members. The Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Subject to the Company’s Bylaws, the Committee may act by unanimous written consent of all members in lieu of a meeting. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.
The Committee may ask members of management, employees, outside counsel, or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings (or a portion thereof) and to provide such pertinent information as the Committee may request. The Committee shall have authority to delegate any of its responsibilities to one or more subcommittees as the Committee may from time to time deem appropriate.
The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda which shall be circulated to the members prior to the meeting date, presiding over Committee meetings, making Committee assignments and reporting the Committee’s actions to the Board. Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting.
If at any time during the exercise of his or her duties on behalf of the Committee, a Committee member has a direct conflict of interest with respect to an issue subject to determination or recommendation by the Committee, such Committee member shall abstain from participation, discussion and resolution of the instant issue, and the remaining members of the Committee shall advise the Board of their recommendation on such issue. The Committee shall be able to make determinations and recommendations even if only one (1) Committee member is free from conflicts of interest on a particular issue.

V. AUTHORITY
The Committee has the authority, to the extent it deems appropriate, to conduct or authorize investigations into or studies of matters within the Committee’s scope of responsibilities and to retain one or more compensation consultants to assist in the evaluation of CEO or executive compensation or other matters. The Committee shall have the sole authority to retain and terminate any such consulting firm, and to approve the firm’s fees and other retention terms. The Committee shall also have the authority, to the extent it deems necessary or appropriate, to retain legal counsel or other advisors. The Company will provide for appropriate funding, as determined by the Committee, for payment of any such investigations or studies and the compensation to any consulting firm, legal counsel or other advisors retained by the Committee.
Adopted by the Compensation Committee
on January 29, 2009.

APPENDIX C
CHARTER OF THE NOMINATING AND GOVERNANCE COMMITTEE
OF THE BOARD OF DIRECTORS OF
IFTH ACQUISITION CORP. D/B/A STEEL VAULT
I. PURPOSE
The Nominating and Governance Committee (the “Committee”) is appointed by the Board of Directors (the “Board”) of IFTH Acquisition Corp. d/b/a Steel Vault (the “Company”) for the following purposes:
A.	To identify individuals who are qualified to serve on the Company’s Board based on criteria approved by the Board.
B.	To recommend for selection by the Board the director nominees for the next annual meeting of the stockholders or at any such time that there is a vacancy on the Board.
C.	To advise the Board with respect to Board and composition, procedures and committees and corporate governance principles applicable to the Company
D.
Oversee, in concert with the Audit Committee, compliance rules, regulations and ethical standards for the Company’s directors, officers and employees, including corporate governance issues and practices.

II. STRUCTURE AND OPERATIONS
A.	Composition and Qualification

The Committee shall be comprised of two or more directors (including a Chairperson). To the extent practicable, each member of the Committee shall be free from any material relationship with the Company, as determined by the Board, either directly, or as a partner, stockholder or officer of any organization that has a relationship with the Company.

B.	Appointment and Removal

The members of the Committee shall be appointed by the Board and shall serve at the discretion of the Board or until such member’s successor is duly elected and qualified or until such member’s earlier death, resignation or removal. The members of the Committee may be removed at any time, with or without cause, by a majority vote of the Board.

C.	Chairperson

Unless a Chairperson of the Committee is determined by the Board, the members of the Committee shall designate a Chairperson of the Committee by majority vote.

III. MEETINGS
The Committee shall meet with such frequency, and at such times, as may be necessary, but at least once each year, to enable it to fulfill its responsibilities under this Charter. The Committee shall meet at the call of its Chairperson or a majority of its members. The Committee may meet by telephone conference call or by any other means permitted by law or the Company’s Bylaws. A majority of the members of the Committee shall constitute a quorum. The Committee shall act on the affirmative vote of a majority of members present at a meeting at which a quorum is present. Subject to the Company’s Bylaws, the Committee may act by unanimous written consent of all members in lieu of a meeting. The Committee shall determine its own rules and procedures, including designation of a chairperson pro tempore in the absence of the Chairperson, and designation of a secretary. The secretary need not be a member of the Committee and shall attend Committee meetings and prepare minutes. The Committee shall keep written minutes of its meetings, which shall be recorded or filed with the books and records of the Company. Any member of the Board shall be provided with copies of such Committee minutes if requested.
The Committee shall meet at least annually with the Company’s General Counsel to discuss matters consistent with those set forth in Section IV of this Charter. In addition, as the Committee finds it necessary or desirable, it shall meet from time to time with management, internal and external auditors and other Company officials and employees to assess the Company’s state of compliance.
All nonmanagement directors who are not members of the Committee may observe meetings of the Committee. The Committee may ask members of management, employees, outside counsel, or others whose advice and counsel are relevant to the issues then being considered by the Committee to attend any meetings (or a portion thereof) and to provide such pertinent information as the Committee may request. The Committee shall have authority to delegate any of its responsibilities to one or more subcommittees as the Committee may from time to time deem appropriate. The Committee may also exclude from its meetings any persons not on the Committee it deems appropriate in order to carry out its responsibilities.
The Chairperson of the Committee shall be responsible for leadership of the Committee, including preparing the agenda which shall be circulated to the members prior to the meeting date, presiding over Committee meetings, making Committee assignments and reporting the Committee’s actions to the Board. Following each of its meetings, the Committee shall deliver a report on the meeting to the Board, including a description of all actions taken by the Committee at the meeting.

IV. DUTIES AND POWERS
The following functions shall be the common recurring activities of the Committee in carrying out its responsibilities outlined in Section I of this Charter. These functions should serve as a guide with the understanding that the Committee may carry out additional functions and adopt additional policies and procedures as may be appropriate in light of changing business, legislative, regulatory, legal or other conditions, or as requested by the Board. The Committee shall also carry out any other responsibilities and duties delegated to it by the Board from time to time related to the purposes of the Committee outlined in Section I of this Charter, provided that the Committee may perform any other activities consistent with this Charter, the Company’s Bylaws and all applicable laws and stock exchange listing standards, as the Committee deems necessary or appropriate.
The Committee, in discharging its role, is empowered to study or investigate any matter of interest or concern that the Committee deems appropriate and to authorize reports and analyses necessary for the Committee to properly discharge its responsibilities. The Committee shall have the authority to retain outside legal, accounting or other advisors for this purpose, including the authority to approve the fees payable to such advisors and any other terms of retention. The Company will provide for appropriate funding, as determined by the Committee, for payment of any such investigations, studies, reports and analyses and the compensation to any accounting firm, legal counsel or other advisors retained by the Committee. The Committee shall have the power and authority to interpret this Charter and make any determinations as to whether any act taken has been taken in compliance with the terms hereof.
The principal functions of the Committee are set forth below.
Board Candidates and Nominees
a.	To establish procedures for evaluating the suitability of, and interviewing, potential director nominees proposed by management or stockholders.

b.
To recommend to the Board the director nominees for election by the stockholders or appointment by the Board, as the case may be, pursuant to the Bylaws of the Company, which recommendations shall be consistent with the Board’s criteria for selecting new directors. Such criteria include the possession of such knowledge, experience, skills, expertise and diversity so as to enhance the Board’s ability to manage and direct the affairs and business of the Company, including, when applicable, to enhance the ability of committees of the Board to fulfill their duties and/or to satisfy any independence requirements imposed by applicable law, regulation or stock exchange listing requirement

c.
To review the suitability for continued service as a director of each Board member when his or her term expires and when he or she has a significant change in status, including but not limited to an employment change, and to recommend whether or not the director should be re-nominated.

d.	The Committee shall consider recommendations of director nominees by stockholders and establish procedures for stockholders to submit recommendations to the Committee.

e.	The Committee shall review and update the criteria for Board membership set forth herein.
Board Composition and Procedures
(a)
To review annually with the Board the composition of the Board as a whole and to recommend, if necessary, measures to be taken so that the Board reflects the appropriate balance of knowledge, experience, skills, expertise and diversity required for the Board as a whole and contains at least the minimum number of independent directors required by applicable law, regulation or stock exchange listing requirement.

(b)	To review periodically the size of the Board and to recommend to the Board any appropriate changes.

(c)	To make recommendations on the frequency and structure of Board meetings.

(d)
The Committee shall be responsible for overseeing the evaluation of the Board as a whole and the management of the Company, including the Chief Executive Officer of the Company. The Committee shall establish procedures to allow it to exercise this oversight function.

(e)
To make recommendations concerning any other aspect of the procedures of the Board that the Committee considers warranted, including but not limited to procedures with respect to the waiver by the Board of any Company rule, guideline, procedure or corporate governance principle.

Board Committees
(a)
To make recommendations to the Board regarding the size and composition of each standing committee of the Board of Directors, including the identification of individuals qualified to serve as members of a committee, including the Committee, and to recommend individual directors to fill any vacancy that might occur on a committee, including the Committee.

(b)	To monitor the functioning of the committees of the Board and to make recommendations for any changes, including the creation and elimination of committees.

(c)	To review annually committee assignments and the policy with respect to the rotation of committee memberships and/or chairpersonships, and to report any recommendations to the Board.

(d)
To recommend that the Board establish such special committees as may be desirable or necessary from time to time in order to address ethical, legal or other matters that may arise. The Committee’s power to make such a recommendation under this Charter shall be without prejudice to the right of any other committee of the Board, or any individual director, to make such a recommendation at any time.

Corporate Governance and Governance Oversight
(a)
To recommend to the Board a set of corporate governance principles for the Company, which shall be consistent with any applicable laws, regulations and listing standards; to review at least annually the corporate governance principles adopted by the Board to assure that they are appropriate for the Company and comply with the requirements of the applicable stock exchange listing requirements; and to recommend any desirable changes to the Board. At a minimum, the corporate governance principles developed and recommended by the Committee shall address the following:

i.
Director qualification standards. The qualification standards established by the Committee must reflect at a minimum the independence requirements of the applicable stock exchange listing requirements. The Committee shall also develop policies regarding director tenure, retirement, removal and succession, and shall consider whether it is in the best interest of the Company to limit the number of corporate boards on which a director may serve.

ii.	Director responsibilities.
iii.	Director access to management and, as necessary and appropriate, independent advisors.
iv.	Director orientation and continuing education.
(b)
The Committee shall, as it deems appropriate, recommend or approve revisions to the policies, procedures and administration of the Company, including, without limitation, the employee handbook, the Code of Conduct and other corporate governance standards.

(c)	The Committee shall address governance and compliance issues (including investigation of allegations of misconduct) as such issues arise (except to the extent the Audit Committee addresses same).
(d)
Without limiting the generality of the preceding paragraph, the Committee shall address any proposed related party transactions, conflicts of interest and any other transactions for which independent review is necessary or desirable to achieve the highest standards of corporate governance.

V. ANNUAL PERFORMANCE EVALUATION
The Committee shall perform a review and evaluation, at least annually, of the performance of the Committee and its members, including by reviewing the compliance of the Committee with this Charter. In addition, the Committee shall review and reassess, at least annually, the adequacy of this Charter and recommend to the Board any improvements to this Charter that the Committee considers necessary or valuable. The Committee shall conduct such evaluations and reviews in such manner, as it deems appropriate.
Adopted by the Nominating and Governance Committee
on January 29, 2009.

APPENDIX D
CERTIFICATE OF AMENDMENT
OF
CERTIFICATE OF INCORPORATION
OF
IFTH ACQUISITION CORP.
It is hereby certified that:
1. The name of the corporation (hereinafter referred to as the “corporation”) is IFTH Acquisition Corp.
2. The Certificate of Incorporation of the corporation is hereby amended by striking out Article First thereof and by substituting in lieu of said Article the following new Article:
FIRST: The name of the corporation is Steel Vault Corporation
3. Pursuant to a resolution of its Board of Directors, a meeting of stockholders of the Corporation was duly called and held, on •, 2009 upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware, at which meeting the necessary number of shares as required by statute were voted in favor of the amendments.
4. The foregoing amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
NOW, THEREFORE, the Corporation has caused this Certificate to be signed this • day of •, 2009.

By:

Title:
Name:

D-1

APPENDIX E
STEEL VAULT CORPORATION
2009 STOCK INCENTIVE PLAN
1. Purposes of the Plan. The purposes of this Stock Incentive Plan are to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Employees and Consultants, and to promote the long-term success of the Company’s business and to link participants’ directly to stockholder interests through increased stock ownership. Awards granted under the Plan may be Incentive Stock Options, Nonqualified Stock Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Units, Performance Shares, Cash Awards and Other Stock Based Awards.
2. Definitions. As used herein, the following definitions shall apply:
(a) “Administrator” means the Board or any Committee or Officer as shall be administering the Plan, in accordance with Section 4 of the Plan.
(b) “Affiliate” means a Parent, a Subsidiary, an entity that is not a Parent or Subsidiary but which has a direct or indirect ownership interest in the Company or in which the Company has a direct or indirect ownership interest, an entity that is a customer or supplier of the Company, an entity that renders services to the Company, or an entity that has an ownership or business affiliation with any entity previously described in this Section 2(b).
(c) “Applicable Law” means the legal requirements relating to the administration of the Plan under applicable federal, state, local and foreign corporate, tax and securities laws, and the rules and requirements of any stock exchange or quotation system on which the Common Stock is listed or quoted.
(d) “Award” means an Option, Stock Appreciation Right, Restricted Stock Award, Performance Unit or Performance Share, Cash Award or Other Stock Based Award granted under the Plan.
(e) “Award Agreement” means the agreement, notice and/or terms or conditions by which an Award is evidenced, documented in such form (including by electronic communication) as may be approved by the Administrator.
(f) “Board” means the Board of Directors of the Company.
(g) “Cash Award” means an award payable in the form of cash.
(h) “Change in Control” means the happening of any of the following:
(i) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any “person” as such term is used in Section 13(d) and 14(d) of the Exchange Act (other than any trustee or other fiduciary holding securities under any employee benefit plan of the Company, or any company owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of stock of the Company), is or becomes the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities entitled generally to vote in the election of the Board (other than the occurrence of any contingency);
(ii) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation or entity, which is consummated, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) more than 50% of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; or
(iii) the effective date of a complete liquidation of the Company or the consummation of an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, which in both cases are approved by the stockholders of the Company as may be required by law.

(i) “Code” means the Internal Revenue Code of 1986, as amended.
(j) “Committee” means a committee appointed by the Board in accordance with Section 4 of the Plan.
(k) “Compensation Committee” means the Compensation Committee of the Board.
(l) “Common Stock” means the common stock, $.01 par value, of the Company.
(m) “Company” means Steel Vault Corporation.
(n) “Consultant” means any person, including an advisor, engaged by the Company or an Affiliate and who is compensated for such services, including without limitation non-Employee Directors. In addition, as used herein, “consulting relationship” shall be deemed to include service by a non-Employee Director as such.
(o) “Continuous Status as an Employee or Consultant” means that the employment or consulting relationship is not interrupted or terminated by the Company or Affiliate, as applicable. Continuous Status as an Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved in writing by the Board, an Officer, or a person designated in writing by the Board or an Officer as authorized to approve a leave of absence, including sick leave, military leave, or any other personal leave; provided, however, that for purposes of Incentive Stock Options, any such leave may not exceed 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract (including certain Company policies) or statute, or (ii) transfers between locations of the Company or between the Company, a Parent, a Subsidiary or successor of the Company; or (iii) a change in the status of the Grantee from Employee to Consultant or from Consultant to Employee.
(p) “Covered Stock” means the Common Stock subject to an Award.
(q) “Date of Grant” means the date on which the Administrator makes the determination granting the Award, or such other later date as is determined by the Administrator. Notice of the determination shall be provided to each Grantee within a reasonable time after the Date of Grant.
(r) “Date of Termination” means the date on which a Grantee’s Continuous Status as an Employee or Consultant terminates.
(s) “Director” means a member of the Board or a member of the Board of Directors of a Parent or Subsidiary.
(t) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code.
(u) “Employee” means any person, including Officers and Directors, employed by the Company or any Affiliate. Neither service as a Director nor payment of a director’s fee by the Company shall be sufficient to constitute “employment” by the Company.
(v) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(w) “Fair Market Value” means the value of a share of Common Stock. If the Common Stock is actively traded on any national securities exchange, including, but not limited to, the NASDAQ Stock Market or the New York Stock Exchange, Fair Market Value shall mean the closing price at which sales of Common Stock shall have been sold on the date of determination, as reported by any such exchange selected by the Administrator on which the shares of Common Stock are then traded. If the shares of Common Stock are not actively traded on any such exchange, Fair Market Value shall mean the arithmetic mean of the bid and asked prices for the shares of Common Stock on the most recent trading date within a reasonable period prior to the determination date as reported by such exchange. If there are no bid and asked prices within a reasonable period or if the shares of Common Stock are not traded on any exchange as of the determination date, Fair Market Value shall mean the fair market value of a share of Common Stock as determined by the Administrator taking into account such facts and circumstances deemed to be material by the Administrator to the value of the Common Stock in the hands of the Grantee; provided that, for purposes of granting awards other than Incentive Stock Options, Fair Market Value of a share of Common Stock may be determined by the Administrator by reference to the average market value determined over a period certain or as of specified dates, to a tender offer price for the shares of Common Stock (if settlement of an award is triggered by such an event) or to any other reasonable measure of fair market value and provided further that, for purposes of granting Incentive Stock Options, Fair Market Value of a share of Common Stock shall be determined in accordance with the valuation principles described in the regulations promulgated under Code Section 422.
(x) “Grantee” means an individual who has been granted an Award.
(y) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(z) “Nonqualified Stock Option” means an Option not intended to qualify as an Incentive Stock Option.
(aa) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(bb) “Option” means a stock option granted under the Plan.
(cc) “Other Stock Based Award” means an award that is valued in whole or in part by reference to, or is otherwise based on, Common Stock.
(dd) “Parent” means a corporation, whether now or hereafter existing, in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company holds at least 50 percent of the voting shares of one of the other corporations in such chain.
(ee) “Performance Based Compensation” means compensation which meets the requirements of Section 162(m)(4)(C) of the Code.
(ff) “Performance Based Restricted Stock” means an Award of Restricted Stock which meets the requirements of Section 162(m)(4)(C) of the Code, as described in Section 8(b) of the Plan.
(gg) “Performance Period” means the time period during which the performance goals established by the Administrator with respect to a Performance Unit or Performance Share, pursuant to Section 9 of the Plan, must be met.
(hh) “Performance Share” has the meaning set forth in Section 9 of the Plan.
(ii) “Performance Unit” has the meaning set forth in Section 9 of the Plan.
(jj) “Plan” means this Steel Vault Corporation 2009 Stock Incentive Plan, as amended and restated.
(kk) “Restricted Stock Award” means Shares that are awarded to a Grantee pursuant to Section 8 of the Plan.
(ll) “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(mm) “Share” means a share of the Common Stock, as adjusted in accordance with Section 13 of the Plan.
(nn) “Stock Appreciation Right” or “SAR” means the right to receive an amount equal to the appreciation, if any, in the Fair Market Value of a Share from the date of the grant of the right to the date of its payment, as set forth in Section 7 of the Plan.
(oo) “Subsidiary” means a corporation, domestic or foreign, of which not less than 50 percent of the voting shares are held by the Company or a Subsidiary, whether or not such corporation now exists or is hereafter organized or acquired by the Company or a Subsidiary.
3. Stock Subject to the Plan. Subject to the provisions of Section 13 of the Plan and except as otherwise provided in this Section 3, the maximum aggregate number of Shares that may be subject to Awards under the Plan since the Plan became effective is 2,000,000 Shares, of which 2,000,000 can be issued as Incentive Stock Options. The Shares may be authorized, but unissued, or reacquired Common Stock. If an Award expires or becomes unexercisable without having been exercised in full the remaining Shares that were subject to the Award shall become available for future Awards under the Plan (unless the Plan has terminated). With respect to Options and Stock Appreciation Rights, if the payment upon exercise of an Option or SAR is in the form of Shares, the Shares subject to the Option or SAR shall be counted against the available Shares as one Share for every Share subject to the Option or SAR, regardless of the number of Shares used to settle the SAR upon exercise.
4. Administration of the Plan.
(a) Procedure.
(i) Multiple Administrative Bodies. The Plan may be administered by different bodies with respect to different groups of Employees and Consultants, provided however, that the administrative authority set forth in items (vii), (viii), (ix), (xii), (xiii), (xiv), (xv), and (xvi) of Section 4(b) below shall be exercised only by the Compensation Committee. Except as provided below, the Plan shall be administered by (A) the Board or (B) a committee designated by the Board and constituted to satisfy Applicable Law.
(ii) Rule 16b-3. To the extent the Board or the Compensation Committee considers it desirable for transactions relating to Awards to be eligible to qualify for an exemption under Rule 16b-3, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Rule 16b-3.
(iii) Section 162(m) of the Code. To the extent the Board or the Compensation Committee considers it desirable for compensation delivered pursuant to Awards to be eligible to qualify for an exemption from the limit on tax deductibility of compensation under Section 162(m) of the Code, the transactions contemplated under the Plan shall be structured to satisfy the requirements for exemption under Section 162(m) of the Code.
(iv) Authorization of Officers to Grant Options. In accordance with Applicable Law, the Board may, by a resolution adopted by the Board, authorize one or more Officers to designate Officers and Employees (excluding the Officer so authorized) to be Grantees of Options and determine the number of Options to be granted to such Officers and Employees; provided, however, that the resolution adopted by the Board so authorizing such Officer or Officers shall specify the total number and the terms (including the exercise price, which may include a formula by which such price may be determined) of Options such Officer or Officers may so grant.
(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee or an Officer, subject to the specific duties delegated by the Board to such Committee or Officer, the Administrator shall have the authority, in its sole and absolute discretion:
(i) to determine the Fair Market Value of the Common Stock, in accordance with Section 2(w) of the Plan;
(ii) to select the Grantees to whom Awards will be granted under the Plan;

(iii) to determine whether, when, to what extent and in what types and amounts Awards are granted under the Plan;
(iv) to determine the number of shares of Common Stock to be covered by each Award granted under the Plan;
(v) to determine the forms of Award Agreements, which need not be the same for each grant or for each Grantee, and which may be delivered electronically, for use under the Plan;
(vi) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted under the Plan. Such terms and conditions, which need not be the same for each grant or for each Grantee, include, but are not limited to, the exercise price, the time or times when Options and SARs may be exercised (which may be based on performance criteria), the extent to which vesting is suspended during a leave of absence, any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the shares of Common Stock relating thereto, based in each case on such factors as the Administrator shall determine;
(vii) to construe and interpret the terms of the Plan and Awards;
(viii) to prescribe, amend and rescind rules and regulations relating to the Plan, including, without limiting the generality of the foregoing, rules and regulations relating to the operation and administration of the Plan to accommodate the specific requirements of local and foreign laws and procedures;
(ix) to modify or amend each Award (subject to Section 15 of the Plan). However, the Administrator may not modify or amend any outstanding Option or SAR to reduce the exercise price of such Option or SAR, as applicable, below the exercise price as of the Date of Grant of such Option or SAR. In addition, no Option or SAR may be granted in exchange for, or in connection with, the cancellation or surrender of an Option or SAR or other Award having a lower exercise price;
(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xi) to determine the terms and restrictions applicable to Awards;
(xii) to make such adjustments or modifications to Awards granted to Grantees who are Employees of foreign Subsidiaries as are advisable to fulfill the purposes of the Plan or to comply with Applicable Law;
(xiii) to delegate its duties and responsibilities under the Plan with respect to sub-plans applicable to foreign Subsidiaries, except its duties and responsibilities with respect to Employees who are also Officers or Directors subject to Section 16(b) of the Exchange Act;
(xiv) to provide any notice or other communication required or permitted by the Plan in either written or electronic form;
(xv) to correct any defect or supply any omission, or reconcile any inconsistency in the Plan, or in any Award Agreement, in the manner and to the extent it shall deem necessary or expedient to make the Plan fully effective; and
(xvi) to make all other determinations deemed necessary or advisable for administering the Plan.
(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations shall be final and binding on all Grantees and any other holders of Awards.

5. Eligibility and General Conditions of Awards.
(a) Eligibility. Awards other than Incentive Stock Options may be granted to Employees and Consultants. Incentive Stock Options may be granted only to Employees. If otherwise eligible, an Employee or Consultant who has been granted an Award may be granted additional Awards.
(b) Maximum Term. Subject to the following provision, the term during which an Award may be outstanding shall not extend more than ten years after the Date of Grant, and shall be subject to earlier termination as specified elsewhere in the Plan or Award Agreement.
(c) Award Agreement. To the extent not set forth in the Plan, the terms and conditions of each Award, which need not be the same for each grant or for each Grantee, shall be set forth in an Award Agreement. The Administrator, in its sole and absolute discretion, may require as a condition to any Award Agreement’s effectiveness that the Award Agreement be executed by the Grantee, including by electronic signature or other electronic indication of acceptance, and that the Grantee agree to such further terms and conditions as specified in the Award Agreement. Except as otherwise provided in an Agreement, all capitalized terms used in the Agreement shall have the same meaning as in the Plan, and the Agreement shall be subject to all of the terms of the Plan.
(d) Termination of Employment or Consulting Relationship. In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates (other than upon the Grantee’s Retirement (defined below), death, Disability, or Termination by Employer Not for Cause (defined below)), then, unless otherwise provided by the Award Agreement, and subject to Section 13 of the Plan:
(i) the Grantee may exercise his or her unexercised Option or SAR, but only within such period of time as is determined by the Administrator, and only to the extent that the Grantee was entitled to exercise it at the Date of Termination (but in no event later than the expiration of the term of such Option or SAR as set forth in the Award Agreement). In the case of an Incentive Stock Option, the Administrator shall determine such period of time (in no event to exceed three months from the Date of Termination) when the Option is granted. If, at the Date of Termination, the Grantee is not entitled to exercise his or her entire Option or SAR, the Shares covered by the unexercisable portion of the Option or SAR shall revert to the Plan. If, after the Date of Termination, the Grantee does not exercise his or her Option or SAR within the time specified by the Administrator, the Option or SAR shall terminate, and the Shares covered by such Option or SAR shall revert to the Plan;
(ii) the Grantee’s Restricted Stock Awards, to the extent forfeitable immediately before the Date of Termination, shall thereupon automatically be forfeited;
(iii) the Grantee’s Restricted Stock Awards that were not forfeitable immediately before the Date of Termination shall promptly be settled by delivery to the Grantee of a number of unrestricted Shares equal to the aggregate number of the Grantee’s vested Restricted Stock Awards; and
(iv) any Performance Shares or Performance Units with respect to which the Performance Period has not ended as of the Date of Termination shall terminate immediately upon the Date of Termination.
(e) Disability of Grantee. In the event that a Grantee’s Continuous Status as an Employee or Consultant terminates as a result of the Grantee’s Disability, then, unless otherwise provided by the Award Agreement, such termination shall have no effect on the Grantee’s outstanding Awards. The Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 12 months of the date of termination of the Grantee’s Continuous Status as an Employee or Consultant due to Disability will be treated as a Nonqualified Stock Option.
(f) Death of Grantee. In the event of the death of a Grantee, then, unless otherwise provided by the Award Agreement, such termination shall have no effect on Grantee’s outstanding Awards. The Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 12 months of the date of termination of Grantee’s Continuous Status as an Employee or Consultant due to death will be treated as a Nonqualified Stock Option.

(g) Retirement of Grantee. Except as otherwise provided in Section 5(g)(i) below, in the event that a Grantee’s Continuous Status as an Employee or Consultant terminates after the Grantee’s attainment of age 65 (hereinafter, “Retirement”), then, unless otherwise provided by the Award Agreement, such termination shall have no effect on Grantee’s outstanding Awards. The Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 3 months of the termination of Grantee’s Continuous Status as an Employee or Consultant due to Retirement will be treated as a Nonqualified Stock Option.
(h) Termination by Employer Not for Cause. In the event that a Grantee’s Continuous Status as an Employee or Consultant is terminated by the Employer without Cause (hereinafter, “Termination by Employer Not for Cause”), then, unless otherwise provided by the Award Agreement, such termination shall have no effect on Grantee’s outstanding Awards. Grantee’s Awards shall continue to vest and remain outstanding and exercisable until they expire by their terms. In the case of an Incentive Stock Option, any option not exercised within 3 months of the date of will be treated as a Nonqualified Stock Option. In the case of a Grantee who is a Director, the Grantee’s service as a Director shall be deemed to have been terminated without Cause if the Participant ceases to serve in such a position solely due to the failure to be reelected or reappointed, as the case may be, and such failure is not a result of an act or omission which would constitute Cause.
(i) Termination for Cause. Notwithstanding anything herein to the contrary, if a Grantee is an Employee of the Company and is “Terminated for Cause”, as defined herein below, or violates any of the terms of their employment after they have become vested in any of their rights herein, the Grantee’s full interest in such rights shall terminate on the date of such termination of employment and all rights thereunder shall cease. Whether a Participant’s employment is Terminated for Cause shall be determined by the Board. Cause shall mean gross negligence, willful misconduct, flagrant or repeated violations of the Company’s policies, rules or ethics, a material breach by the Grantee of any employment agreement between the Grantee and the Company, intoxication, substance abuse, sexual or other unlawful harassment, disclosure of confidential or proprietary information, engaging in a business competitive with the Company, or dishonest, illegal or immoral conduct.
(j) Nontransferability of Awards.
(i) Except as provided in Section 5(j)(iii) below, each Award, and each right under any Award, shall be exercisable only by the Grantee during the Grantee’s lifetime, or, if permissible under Applicable Law, by the Grantee’s guardian or legal representative.
(ii) Except as provided in Section 5(j)(iii) below, no Award (prior to the time, if applicable, Shares are issued in respect of such Award), and no right under any Award, may be assigned, alienated, pledged, attached, sold or otherwise transferred or encumbered by a Grantee otherwise than by will or by the laws of descent and distribution (or in the case of Restricted Stock Awards, to the Company) and any such purported assignment, alienation, pledge, attachment, sale, transfer or encumbrance shall be void and unenforceable against the Company or any Subsidiary; provided, that the designation of a beneficiary shall not constitute an assignment, alienation, pledge, attachment, sale, transfer or encumbrance.
(iii) To the extent and in the manner permitted by Applicable Law, and to the extent and in the manner permitted by the Administrator, and subject to such terms and conditions as may be prescribed by the Administrator, a Grantee may transfer an Award to:
(A) a child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law of the Grantee (including adoptive relationships);
(B) any person sharing the employee’s household (other than a tenant or employee);
(C) a trust in which persons described in (A) and (B) have more than 50 percent of the beneficial interest;

(D) a foundation in which persons described in (A) or (B) or the Grantee control the management of assets; or
(E) any other entity in which the persons described in (A) or (B) or the Grantee own more than 50 percent of the voting interests;
provided such transfer is not for value. The following shall not be considered transfers for value: a transfer under a domestic relations order in settlement of marital property rights, and a transfer to an entity in which more than 50 percent of the voting interests are owned by persons described in (A) above or the Grantee, in exchange for an interest in such entity.
6. Stock Options.
(a) Limitations.
(i) Each Option shall be designated in the Award Agreement as either an Incentive Stock Option or a Nonqualified Stock Option. Any Option designated as an Incentive Stock Option:
(A) shall not have an aggregate Fair Market Value (determined for each Incentive Stock Option at the Date of Grant) of Shares with respect to which Incentive Stock Options are exercisable for the first time by the Grantee during any calendar year (under the Plan and any other employee stock option plan of the Company or any Parent or Subsidiary (“Other Plans”)), determined in accordance with the provisions of Section 422 of the Code, that exceeds $100,000 (the “$100,000 Limit”);
(B) shall, if the aggregate Fair Market Value of Shares (determined on the Date of Grant) with respect to the portion of such grant that is exercisable for the first time during any calendar year (“Current Grant”) and all Incentive Stock Options previously granted under the Plan and any Other Plans that are exercisable for the first time during a calendar year (“Prior Grants”) would exceed the $100,000 Limit, be exercisable as follows:
(1) The portion of the Current Grant that would, when added to any Prior Grants, be exercisable with respect to Shares that would have an aggregate Fair Market Value (determined as of the respective Date of Grant for such Options) in excess of the $100,000 Limit shall, notwithstanding the terms of the Current Grant, be exercisable for the first time by the Grantee in the first subsequent calendar year or years in which it could be exercisable for the first time by the Grantee when added to all Prior Grants without exceeding the $100,000 Limit; and
(2) If, viewed as of the date of the Current Grant, any portion of a Current Grant could not be exercised under the preceding provisions of this Section 6(a)(i)(B) during any calendar year commencing with the calendar year in which it is first exercisable through and including the last calendar year in which it may by its terms be exercised, such portion of the Current Grant shall not be an Incentive Stock Option, but shall be exercisable as a separate Option at such date or dates as are provided in the Current Grant.
(ii) No Employee shall be granted, in any fiscal year of the Company, Options to purchase more than 1,000,000 Shares. The limitation described in this Section 6(a)(ii) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13 of the Plan. If an Option is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13 of the Plan), the canceled Option will be counted against the limitation described in this Section 6(a)(ii).
(b) Term of Option. The term of each Option shall be stated in the Award Agreement; provided, however, that the term shall be 10 years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Grantee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option shall be five years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c) Option Exercise Price and Consideration.
(i) Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Administrator and, except as otherwise provided in this Section 6(c)(i), shall be no less than 100 percent of the Fair Market Value per Share on the Date of Grant.
(A) In the case of an Incentive Stock Option granted to an Employee who on the Date of Grant owns stock representing more than 10 percent of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price shall be no less than 110 percent of the Fair Market Value per Share on the Date of Grant.
(B) Any Option that is (1) granted to a Grantee in connection with the acquisition (“Acquisition”), however effected, by the Company of another corporation or entity (“Acquired Entity”) or the assets thereof, (2) associated with an option to purchase shares of stock or other equity interest of the Acquired Entity or an affiliate thereof (“Acquired Entity Option”) held by such Grantee immediately prior to such Acquisition, and (3) intended to preserve for the Grantee the economic value of all or a portion of such Acquired Entity Option, may be granted with such exercise price as the Administrator determines to be necessary to achieve such preservation of economic value.
(d) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator shall fix the period within which the Option may be exercised and shall determine any conditions that must be satisfied before the Option may be exercised. An Option shall be exercisable only to the extent that it is vested according to the terms of the Award Agreement.
(e) Form of Consideration. The Administrator shall determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator shall determine the acceptable form of consideration at the time of grant. The acceptable form of consideration may consist of any combination of the following: cash; pursuant to procedures approved by the Administrator, through the sale of the Shares acquired on exercise of the Option through a broker-dealer to whom the Grantee has submitted an irrevocable notice of exercise and irrevocable instructions to deliver promptly to the Company the amount of sale or loan proceeds sufficient to pay the exercise price, together with, if requested by the Company, the amount of federal, state, local or foreign withholding taxes payable by the Grantee by reason of such exercise (a “cashless exercise”) or; subject to the approval of the Administrator:
(i) by the surrender of all or part of an Award (including the Award being exercised);
(ii) by the tender to the Company of Shares owned by the Grantee and registered in his name having a Fair Market Value equal to the amount due to the Company;
(iii) in other property, rights and credits deemed acceptable by the Administrator, including the Participant’s promissory note; or
(iv) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Law and deemed acceptable by the Administrator.
(f) Exercise of Option.
(i) Procedure for Exercise; Rights as a Shareholder.
(A) Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement.
(B) An Option may not be exercised for a fraction of a Share.

(C) An Option shall be deemed exercised when the Company receives:
(1) written or electronic notice of exercise (in accordance with the Award Agreement and any action taken by the Administrator pursuant to Section 4(b) of the Plan or otherwise) from the person entitled to exercise the Option, and
(2) full payment for the Shares with respect to which the Option is exercised.
(D) Shares issued upon exercise of an Option shall be issued in the name of the Grantee or, if requested by the Grantee, in the name of the Grantee and his or her spouse. Until the stock certificate evidencing such Shares is issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Optioned Stock, notwithstanding the exercise of the Option. The Company shall issue (or cause to be issued) such stock certificate promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 13 of the Plan.
(E) Exercising an Option in any manner shall decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
7. Stock Appreciation Rights.
(a) Grant of SARs. Subject to the terms and conditions of the Plan, the Administrator may grant SARs in tandem with an Option or alone and unrelated to an Option. Tandem SARs shall expire no later than the expiration of the underlying Option. In no event shall the term of a SAR exceed ten years from the Date of Grant.
(b) Exercise of SARs. SARs shall be exercised by the delivery of a written or electronic notice of exercise (in accordance with the Award Agreement and any action taken by the Administrator pursuant to Section 4(b) of the Plan or otherwise), setting forth the number of Shares over which the SAR is to be exercised. Tandem SARs may be exercised:
(i) with respect to all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option;
(ii) only with respect to the Shares for which its related Option is then exercisable; and
(iii) only when the Fair Market Value of the Shares subject to the Option exceeds the exercise price of the Option.
The value of the payment with respect to the tandem SAR may be no more than 100 percent of the difference between the exercise price of the underlying Option and the Fair Market Value of the Shares subject to the underlying Option at the time the tandem SAR is exercised.
(c) Payment of SAR Benefit. Upon exercise of a SAR, the Grantee shall be entitled to receive payment from the Company in an amount determined by multiplying:
(i) the excess of the Fair Market Value of a Share on the date of exercise over the SAR exercise price; by
(ii) the number of Shares with respect to which the SAR is exercised;
provided, that the Administrator may provide in the Award Agreement that the benefit payable on exercise of a SAR shall not exceed such percentage of the Fair Market Value of a Share on the Date of Grant, or any other limitation, as the Administrator shall specify. The payment upon exercise of a SAR shall be in Shares that have an aggregate Fair Market Value (as of the date of exercise of the SAR) equal to the amount of the payment.

(d) No Employee shall be granted, in any fiscal year, SARs with respect to more than 1,000,000 Shares. The limitation described in this Section 7(d) shall be adjusted proportionately in connection with any change in the Company’s capitalization as described in Section 13 of the Plan. If a SAR is canceled in the same fiscal year of the Company in which it was granted (other than in connection with a transaction described in Section 13 of the Plan), the canceled SAR will be counted against the limitation described in this Section 7(d).
8. Restricted Stock Awards. Subject to the terms of the Plan, the Administrator may grant Restricted Stock Awards to any Eligible Recipient, in such amount and upon such terms and conditions as shall be determined by the Administrator.
(a) Administrator Action. The Administrator acting in its sole and absolute discretion shall have the right to grant Restricted Stock to Eligible Recipients under the Plan from time to time. Each Restricted Stock Award shall be evidenced by a Restricted Stock Agreement, and each Restricted Stock Agreement shall set forth the conditions, if any, which will need to be timely satisfied before the grant will be effective and the conditions, if any, under which the Grantee’s interest in the related Stock will be forfeited. The Administrator may make grants of Performance-Based Restricted Stock and grants of Restricted Stock that are not Performance-Based Restricted Stock; provided, however, that only the Compensation Committee may serve as the Administrator with respect to grants of Performance-Based Restricted Stock.
(b) Performance-Based Restricted Stock.
(i) Effective Date. A grant of Performance-Based Restricted Stock shall be effective as of the date the Compensation Committee certifies that the applicable conditions described in Section 8(b)(iii) of the Plan have been timely satisfied.
(ii) Share Limitation. No more than 1,000,000 shares of Performance-Based Restricted Stock may be granted to an Eligible Recipient in any calendar year.
(iii) Grant Conditions. The Compensation Committee, acting in its sole and absolute discretion, may select from time to time Eligible Recipients to receive grants of Performance-Based Restricted Stock in such amounts as the Compensation Committee may, in its sole and absolute discretion, determine, subject to any limitations provided in the Plan. The Compensation Committee shall make each grant subject to the attainment of certain performance targets. The Compensation Committee shall determine the performance targets which will be applied with respect to each grant of Performance-Based Restricted Stock at the time of grant, but in no event later than 90 days after the commencement of the period of service to which the performance targets relate. The performance criteria applicable to Performance-Based Restricted Stock grants will be one or more of the following criteria: (1) stock price; (2) average annual growth in earnings per share; (3) increase in shareholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on shareholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) revenue growth of the Company; and (11) operating expenses. Each performance target applicable to a Cash Award intended to be Performance Based Compensation and the deadline for satisfying each such target shall be stated in the Agreement between the Company and the Employee. The Compensation Committee must certify in writing that each such target has been satisfied before the Performance Based Compensation award is paid.
The related Restricted Stock Agreement shall set forth the applicable performance criteria and the deadline for satisfying the performance criteria.
(iv) Forfeiture Conditions. The Compensation Committee may make each Performance-Based Restricted Stock grant (if, when and to the extent that the grant becomes effective) subject to one, or more than one, objective employment, performance or other forfeiture condition which the Compensation Committee acting in its sole and absolute discretion deems appropriate under the circumstances for Eligible Recipients generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Grantee’s nonforfeitable interest in the Shares related to a Performance-Based Restricted Stock grant shall depend on the extent to which each such condition is timely satisfied. A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8(b)) to, or for the benefit of, the Grantee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.

(c) Restricted Stock Other Than Performance-Based Restricted Stock.
(i) Effective Date. A Restricted Stock grant which is not a grant of Performance-Based Restricted Stock shall be effective (a) as of the date set by the Administrator when the grant is made or, if the grant is made subject to one, or more than one, condition, (b) as of the date the Administrator determines that such conditions have been timely satisfied.
(ii) Grant Conditions. The Administrator acting in its sole and absolute discretion may make the grant of Restricted Stock which is not Performance-Based Restricted Stock to a Grantee subject to the satisfaction of one, or more than one, objective employment, performance or other grant condition which the Administrator deems appropriate under the circumstances for Eligible Recipients generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such grant condition.
(iii) Forfeiture Conditions. The Administrator may make each grant of Restricted Stock which is not a grant of Performance-Based Restricted Stock (if, when and to the extent that the grant becomes effective) subject to one, or more than one, objective employment, performance or other forfeiture condition which the Administrator acting in its sole and absolute discretion deems appropriate under the circumstances for Eligible Recipients generally or for a Grantee in particular, and the related Restricted Stock Agreement shall set forth each such condition and the deadline for satisfying each such forfeiture condition. A Grantee’s nonforfeitable interest in the Shares related to a grant of Restricted Stock which is not a grant of Performance-Based Restricted Stock shall depend on the extent to which each such condition is timely satisfied. A Stock certificate shall be issued (subject to the conditions, if any, described in this Section 8(c)) to, or for the benefit of, the Grantee with respect to the number of shares for which a grant has become effective as soon as practicable after the date the grant becomes effective.
(d) Dividends and Voting Rights. Each Restricted Stock Agreement shall state whether the Grantee shall have a right to receive any cash dividends which are paid with respect to his or her Restricted Stock after the date his or her Restricted Stock grant has become effective and before the first day that the Grantee’s interest in such stock is forfeited completely or becomes completely nonforfeitable. If a Restricted Stock Agreement provides that a Grantee has no right to receive a cash dividend when paid, such agreement shall set forth the conditions, if any, under which the Grantee will be eligible to receive one, or more than one, payment in the future to compensate the Grantee for the fact that he or she had no right to receive any cash dividends on his or her Restricted Stock when such dividends were paid. If a Restricted Stock Agreement calls for any such payments to be made, the Company shall make such payments from the Company’s general assets, and the Grantee shall be no more than a general and unsecured creditor of the Company with respect to such payments. If a stock dividend is declared on such a Share after the grant is effective but before the Grantee’s interest in such Stock has been forfeited or has become nonforfeitable, such stock dividend shall be treated as part of the grant of the related Restricted Stock, and a Grantee’s interest in such stock dividend shall be forfeited or shall become nonforfeitable at the same time as the Share with respect to which the stock dividend was paid is forfeited or becomes nonforfeitable. If a dividend is paid other than in cash or stock, the disposition of such dividend shall be made in accordance with such rules as the Administrator shall adopt with respect to each such dividend. A Grantee shall have the right to vote the Shares related to his or her Restricted Stock grant after the grant is effective with respect to such Shares but before his or her interest in such Shares has been forfeited or has become nonforfeitable.
(e) Satisfaction of Forfeiture Conditions. A Share shall cease to be Restricted Stock at such time as a Grantee’s interest in such Share becomes nonforfeitable under the Plan, and the certificate representing such share shall be reissued as soon as practicable thereafter without any further restrictions related to Section 8(b) or Section 8(c) and shall be transferred to the Grantee.

9. Performance Units and Performance Shares.
(a) Grant of Performance Units and Performance Shares. Subject to the terms of the Plan, the Administrator may grant Performance Units or Performance Shares to any Eligible Recipient in such amounts and upon such terms as the Administrator shall determine.
(b) Value/Performance Goals. Each Performance Unit shall have an initial value that is established by the Administrator on the Date of Grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the Date of Grant. The Administrator shall set performance goals that, depending upon the extent to which they are met, will determine the number or value of Performance Units or Performance Shares that will be paid to the Grantee.
(c) Payment of Performance Units and Performance Shares.
(i) Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units or Performance Shares shall be entitled to receive a payment based on the number and value of Performance Units or Performance Shares earned by the Grantee over the Performance Period, to the extent the corresponding performance goals have been achieved.
(ii) If a Grantee is promoted, demoted or transferred to a different business unit of the Company during a Performance Period, then, to the extent the Administrator determines appropriate, the Administrator may adjust, change or eliminate the performance goals or the applicable Performance Period as it deems appropriate in order to make them appropriate and comparable to the initial performance goals or Performance Period.
(d) Form and Timing of Payment of Performance Units and Performance Shares. Payment of earned Performance Units or Performance Shares shall be made in a lump sum following the close of the applicable Performance Period. The Administrator may pay earned Performance Units or Performance Shares in cash or in Shares (or in a combination thereof) that have an aggregate Fair Market Value equal to the value of the earned Performance Units or Performance Shares at the close of the applicable Performance Period. Such Shares may be granted subject to any restrictions deemed appropriate by the Administrator. The form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.
10. Cash Awards. The Administrator may grant Cash Awards at such times and in such amounts as it deems appropriate.
(a) Annual Limits. Notwithstanding the foregoing, the amount of any Cash Award in any Fiscal Year to any Grantee shall not exceed the greater of $100,000 or 100% of his cash compensation (excluding any Cash Award under the Plan) for such Fiscal Year.
(b) Restrictions. Cash Awards may be subject or not subject to conditions (such as an investment requirement), restricted or nonrestricted, vested or subject to forfeiture and may be payable currently or in the future or both. The Administrator may make grants of Cash Awards that are intended to be Performance Based Compensation and grants of Cash Awards that are not intended to be Performance Based Compensation; provided, however, that only the Compensation Committee may serve as the Administrator with respect to grants of Cash Awards that are intended to be Performance-Based Compensation.
The Compensation Committee shall determine the performance targets which will be applied with respect to each grant of Cash Awards that are intended to be Performance Based Compensation at the time of grant, but in no event later than 90 days after the beginning of the period of service to which the performance targets relate. The performance criteria applicable to Performance Based Compensation awards will be one or more of the following: (1) stock price; (2) average annual growth in earnings per share; (3) increase in shareholder value; (4) earnings per share; (5) net income; (6) return on assets; (7) return on shareholders’ equity; (8) increase in cash flow; (9) operating profit or operating margins; (10) revenue growth of the Company; and (11) operating expenses. Each performance target applicable to a Cash Award intended to be Performance Based Compensation and the deadline for satisfying each such target shall be stated in the Agreement between the Company and the Employee. The Compensation Committee must certify in writing that each such target has been satisfied before the Performance Based Compensation award is paid.

11. Other Stock Based Awards. The Administrator shall have the right to grant Other Stock Based Awards which may include, without limitation, the grant of Shares based on certain conditions, the payment of cash based on the performance of the Common Stock, and the grant of securities convertible into Shares.
12. Tax Withholding. The Company shall deduct from all cash distributions under the Plan any taxes required to be withheld by federal, state, local or foreign government. Whenever the Company proposes or is required to issue or transfer Shares under the Plan, the Company shall have the right to require the recipient to remit to the Company an amount sufficient to satisfy any federal, state, local and foreign withholding tax requirements prior to the delivery of any certificate or certificates for such shares. A Grantee may pay the withholding tax in cash, or, if the applicable Award Agreement provides, a Grantee may elect to have the number of Shares he is to receive reduced by the smallest number of whole Shares that, when multiplied by the Fair Market Value of the Shares determined as of the Tax Date (defined below), is sufficient to satisfy federal, state, local and foreign, if any, withholding taxes arising from exercise or payment of a grant under the Plan (a “Withholding Election”). A Grantee may make a Withholding Election only if the Withholding Election is made on or prior to the date on which the amount of tax required to be withheld is determined (the “Tax Date”) by executing and delivering to the Company a properly completed notice of Withholding Election as prescribed by the Administrator. The Administrator may in its sole and absolute discretion disapprove and give no effect to the Withholding Election.
13. Adjustments Upon Changes in Capitalization or Change in Control.
(a) Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of Covered Shares, and the number of shares of Common Stock which have been authorized for issuance under the Plan but as to which no Awards have yet been granted or which have been returned to the Plan upon cancellation or expiration of an Award, as well as the price per share of Covered Stock, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease in the number of issued shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company shall not be deemed to have been “effected without receipt of consideration.” Such adjustment shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Covered Stock.
(b) Change in Control. In the event of a Change in Control, then the following provisions shall apply:
(i) all outstanding Options shall become fully exercisable, except to the extent that the right to exercise the Option is subject to restrictions established in connection with a SAR that is issued in tandem with the Option;
(ii) all outstanding SARs shall become immediately payable, except to the extent that the right to exercise the SAR is subject to restrictions established in connection with an Option that is issued in tandem with the SAR;
(iii) all Shares of Restricted Stock shall become fully vested;
(iv) all Performance Shares and Performance Units shall be deemed to be fully earned and shall be paid out in such manner as determined by the Compensation Committee; and
(v) all Cash Awards, Other Stock Based Awards and other Awards shall become fully vested and/or earned and paid out in such manner as determined by the Compensation Committee.
In addition to the provisions of Section 13(b) above and to the extent not inconsistent therewith the Compensation Committee, in its sole discretion, may: (1) provide for the purchase of any Award for an amount of cash equal to the amount which could have been attained upon the exercise or realization of such Award had such Award been currently exercisable or payable; (2) make such adjustment to the Awards then outstanding as the Compensation Committee deems appropriate to reflect such transaction or change; and/or (3) cause the Awards then outstanding to be assumed, or new Awards substituted therefore, by the surviving corporation in such change.

14. Term of Plan. The Plan shall become effective upon its approval by the shareholders of the Company. Such shareholder approval shall be obtained in the manner and to the degree required under applicable federal and state law. The Plan shall continue in effect until the tenth anniversary of adoption of the Plan by the Board, unless terminated earlier under Section 15 of the Plan.
15. Amendment and Termination of the Plan.
(a) Amendment and Termination. The Board may at any time amend, alter, suspend or terminate the Plan.
(b) Shareholder Approval. The Company shall obtain shareholder approval of any Plan amendment to the extent necessary and desirable to comply with Rule 16b-3 or with Section 422 or Section 162(m) of the Code (or any successor rule or statute) or other Applicable Law. Such shareholder approval, if required, shall be obtained in such a manner and to such a degree as is required by the Applicable Law.
(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan shall impair the rights of any Grantee, unless mutually agreed otherwise between the Grantee and the Administrator, which agreement must be in writing and signed by the Grantee and the Company.
16. Conditions Upon Issuance of Shares.
(a) Legal Compliance. Shares shall not be issued pursuant to an Award unless the exercise, if applicable, of such Award and the issuance and delivery of such Shares shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, Applicable Law, and the requirements of any stock exchange or quotation system upon which the Shares may then be listed or quoted, and any insider trading policy adopted by the Company, and shall be further subject to the approval of counsel for the Company with respect to such compliance.
(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
17. Liability of Company.
(a) Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.
(b) Grants Exceeding Allotted Shares. If the Covered Stock covered by an Award exceeds, as of the date of grant, the number of Shares that may be issued under the Plan without additional shareholder approval, such Award shall be void with respect to such excess Covered Stock, unless shareholder approval of an amendment sufficiently increasing the number of Shares subject to the Plan is timely obtained in accordance with Section 15 of the Plan.
18. Reservation of Shares. The Company, during the term of the Plan, will at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan.

19. Rights of Employees. Neither the Plan nor any Award shall confer upon a Grantee any right with respect to continuing the Grantee’s employment relationship with the Company, nor shall they interfere in any way with the Grantee’s right or the Company’s right to terminate such employment relationship at any time, with or without cause.
20. Sub-plans for Foreign Subsidiaries. The Board may adopt sub-plans applicable to particular foreign Subsidiaries. All Awards granted under such sub-plans shall be treated as grants under the Plan. The rules of such sub-plans may take precedence over other provisions of the Plan, with the exception of Section 3, but unless otherwise superseded by the terms of such sub-plan, the provisions of the Plan shall govern the operation of such sub-plan.
21. Construction. The Plan shall be construed under the laws of the State of Delaware, to the extent not preempted by federal law, without reference to the principles of conflict of laws.
22. Certain Limitations on Awards to Ensure Compliance with Code Section 409A. For purposes of this Plan, references to an award term or event (including any authority or right of the Company or a Grantee) being “permitted” under Code Section 409A mean, for a 409A Award (meaning an Award that constitutes a deferral of compensation under Code Section 409A and regulations thereunder), that the term or event will not cause the Grantee to be liable for payment of interest or a tax penalty under Code Section 409A and, for a Non-409A Award (meaning all Awards other than 409A Awards), that the term or event will not cause the Award to be treated as subject to Code Section 409A. Other provisions of the Plan notwithstanding, the terms of any 409A Award and any Non-409A Award, including any authority of the Company and rights of the Grantee with respect to the Award, shall be limited to those terms permitted under Code Section 409A, and any terms not permitted under Code Section 409A shall be automatically modified and limited to the extent necessary to conform with Code Section 409A. For this purpose, other provisions of the Plan notwithstanding, the Company shall have no authority to accelerate distributions relating to 409A Awards in excess of the authority permitted under Code Section 409A, and any distribution subject to Code Section 409A(a)(2)(A)(i) (separation from service) to a “key employee” as defined under Code Section 409A(a)(2)(B)(i), shall not occur earlier than the earliest time permitted under Code Section 409A(a)(2)(B)(i).